UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.         )

Filed by the registrant [X]

Filed by a Party other than the registrant [ ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[X]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a 6(e)(2))

(Name of Registrants as Specified in Its Charter)

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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[   ] Fee paid previously with preliminary materials

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

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The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of the Lord Abbett Family of Funds. The meeting will take place on August 26, 2019 at 9:00 am at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973. The purpose of the meeting is to vote on a proposal to elect ten nominees named in the attached joint proxy statement to the Funds’ Boards of Directors/Trustees (each, a “Board”). Nine nominees are current members of each Fund’s Board and one nominee would, if elected, be a new member of each Fund’s Board.

The attached materials provide more information about the proposal, including each nominee’s background and qualifications. Each Board recommends that you vote “FOR” each of the nominees. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about July 8, 2019 to shareholders who owned shares of the Lord Abbett Family of Funds as of June 24, 2019.

Your vote is important. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail (or, if you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, follow the instructions on the voting instruction card). See “Special Note to Variable Annuity Contract Owners” below. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at 888-522-2388.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Director/Trustee

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Although we urge you to read the full text of the attached joint proxy statement, for your convenience we have provided a brief overview of the proposal on which you are being asked to vote.

Why am I receiving the joint proxy statement?

The Funds are holding a joint special meeting of shareholders on August 26, 2019 to elect members of the Funds’ Boards of Directors/Trustees. This joint proxy statement describes a proposal to elect ten nominees, nine of whom are current members of each Fund’s Board, to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting (each a “Board nominee” and, collectively, the “Board nominees”). Shares of one or more series of Lord Abbett Series Fund may have been purchased at your discretion by your insurance company to serve as investment options under your variable annuity contract. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary, such as an insurance company, holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of June 24, 2019. Your proxy card indicates the Fund(s) in which you own shares.

How do the Boards of the Funds recommend that I vote?

The Boards have reviewed the qualifications and backgrounds of the Board nominees named in the joint proxy statement and believe the Board nominees possess the requisite experience in overseeing investment companies and familiarity with the Funds and their investment adviser, Lord, Abbett & Co. LLC. Therefore, the Boards believe the election of each Board nominee is in your best interest and unanimously recommend that you vote “FOR” each Board nominee.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•

In person at the meeting. You may attend the special meeting of shareholders and vote in person; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

Variable Annuity Contract owners should follow the instructions provided by their insurance company. See “Special Note to Variable Annuity Contract Owners” below.

Will my vote make a difference?

Yes! Your vote is important no matter how many shares you own. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of a Fund on the record date June 24, 2019. Voting is an important way to participate in the governance and management of your Fund. Additionally, your prompt vote will help save the Funds the costs of further proxy solicitation.

Who will pay the costs associated with the proxy solicitation?

The Funds will bear all costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. Costs borne by the Funds will be allocated among the Funds ratably based on their respective numbers of shareholder accounts, except when costs reasonably can be attributed to one or more specific Funds.

The Funds have retained Computershare, a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Computershare approximately $4,000,000 for such services (including reimbursement of out-of-pocket expenses).

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at 888-522-2388.

Please vote now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail (or, if you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, follow the instructions on the voting instruction card), no matter how large or small your Fund holdings may be.

Special Note to Variable Annuity Contract Owners

If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Lord Abbett Family of Funds.

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 26, 2019

A joint special meeting of shareholders of the Lord Abbett Family of Funds identified below (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey 07302-3973, on August 26, 2019 at 9:00 am (Eastern time), to consider and vote on the following proposal, as described more fully in the accompanying joint proxy statement:

PROPOSAL: To elect Eric C. Fast, Evelyn E. Guernsey, Julie A. Hill, Kathleen M. Lutito, James M. McTaggart, Charles O. Prince, Karla M. Rabusch, Mark A. Schmid, Douglas B. Sieg, and James L.L. Tullis to serve on each Fund’s Board of Directors/Trustees.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of each Fund as of the close of business on June 24, 2019 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Funds the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, by attending the meeting in person, or, if you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, follow the instructions on the voting instruction card, as described more fully in the accompanying joint proxy statement. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

By Order of the Boards,

Lawrence B. Stoller
July 8, 2019	Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders to Be Held August 26, 2019

The Joint Proxy Statement is available at www.proxy-direct.com/lab-30261.

The Lord Abbett Family of Funds (including each Fund’s series, as applicable)

Lord Abbett Affiliated Fund

Lord Abbett Bond Debenture Fund

Lord Abbett Developing Growth Fund

Lord Abbett Global Fund
 Lord Abbett Emerging Markets Bond Fund
 (formerly known as “Lord Abbett Emerging
 Markets Currency Fund”)
 Lord Abbett Emerging Markets Corporate
 Debt Fund
 Lord Abbett Global Bond Fund

Lord Abbett Investment Trust
 Lord Abbett Convertible Fund
 Lord Abbett Core Fixed Income Fund
 Lord Abbett Core Plus Bond Fund
 Lord Abbett Corporate Bond Fund
 Lord Abbett Floating Rate Fund
 Lord Abbett High Yield Fund
 Lord Abbett Income Fund
 Lord Abbett Inflation Focused Fund
 Lord Abbett Multi-Asset Balanced
 Opportunity Fund
 Lord Abbett Multi-Asset Income Fund
 Lord Abbett Short Duration Core Bond Fund
 Lord Abbett Short Duration Income Fund
 Lord Abbett Total Return Fund
 Lord Abbett Ultra Short Bond Fund

Lord Abbett Mid Cap Stock Fund

Lord Abbett Municipal Income Fund
 Lord Abbett California Tax Free Income Fund
 Lord Abbett High Yield Municipal Bond Fund
 Lord Abbett Intermediate Tax Free Fund
 Lord Abbett National Tax Free Income Fund
 Lord Abbett New Jersey Tax Free Income Fund
 Lord Abbett New York Tax Free Income Fund
 Lord Abbett Short Duration High Yield
 Municipal Bond Fund
 Lord Abbett Short Duration Tax Free Fund

Lord Abbett Research Fund
 Lord Abbett Calibrated Dividend Growth Fund
 Lord Abbett Growth Opportunities Fund
 Lord Abbett Small Cap Value Fund

Lord Abbett Securities Trust
 Lord Abbett Alpha Strategy Fund
 Lord Abbett Focused Growth Fund
 Lord Abbett Focused Small Cap Value Fund
 (formerly known as “Lord Abbett Micro Cap
 Value Fund”)
 Lord Abbett Fundamental Equity Fund
 Lord Abbett Global Equity Research Fund
 (formerly known as “Lord Abbett Global
 Core Equity Fund”)
 Lord Abbett Global Select Equity Fund
 Lord Abbett Growth Leaders Fund
 Lord Abbett International Equity Fund
 Lord Abbett International Value Fund
 (formerly known as “Lord Abbett
 International Dividend Income Fund”)
 Lord Abbett International Opportunities Fund
 Lord Abbett Micro Cap Growth Fund
 Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund
 Bond Debenture Portfolio
 Calibrated Dividend Growth Portfolio
 Classic Stock Portfolio
 Developing Growth Portfolio
 Fundamental Equity Portfolio
 Growth and Income Portfolio
 Growth Opportunities Portfolio
 International Opportunities Portfolio
 Mid Cap Stock Portfolio
 Short Duration Income Portfolio
 Total Return Portfolio

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund

The Lord Abbett Family of Funds

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of each Lord Abbett Fund listed in Appendix A of this Proxy Statement (each, a “Fund” and collectively, the “Funds”). The proxies will be voted at a joint special meeting of shareholders of the Funds to be held at the offices of Lord, Abbett & Co. LLC, the Funds’ investment adviser (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302-3973, on August 26, 2019, at 9:00 am (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to Be Held August 26, 2019. This Proxy Statement is first being made available to shareholders on or about July 8, 2019.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on June 24, 2019 (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote for each Board nominee, the shares represented by the card will be voted “FOR” each Board nominee.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at 888-522-2388. Copies of each Fund’s annual and semi-annual reports also are available on Lord Abbett’s website at www.lordabbett.com and at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL: ELECTION OF BOARD NOMINEES

Background Information

Each Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose management and operations are overseen by the Board. The Board ordinarily can appoint new Board members without a shareholder vote, provided that upon such appointment at least two-thirds of the Board members have been elected by shareholders. Currently, five of the nine Board members have been elected by shareholders, which means the Board cannot appoint any new Board members without a shareholder vote. Electing each nominee to the Board therefore would give the Board flexibility to add new Board members or to fill any future vacancies created by the departure of one or more shareholder-elected Board members, if necessary. Accordingly, the Board has determined it is advisable for each Board member to stand for election. After a thorough search, the Nominating and Governance Committee of the Board has also nominated Charles O. Prince to serve as a new member of the Board. This recommendation is based in part on his many years of experience in the financial services and banking industry.

Board Nominees

The Board, on the recommendation of its Nominating and Governance Committee, recommends a vote “FOR” the election of Eric C. Fast, Evelyn E. Guernsey, Julie A. Hill, Kathleen M. Lutito, James M. McTaggart, Karla M. Rabusch, Mark A. Schmid, Douglas B. Sieg, and James L.L. Tullis, each of whom is a current member of the Board, and Charles O. Prince, who will, if elected, be a new member of the Board (each a “Board nominee” and collectively, the “Board nominees”). Please refer to the table in Appendix B, which provides certain biographical information about the Board nominees. Each of the Board nominees has consented to being named in this Proxy Statement and to serve as a Board member if elected.

The Board of each Fund currently consists of nine Board members, eight of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “independent Board members”). If the Board nominees are elected, the Board of the Fund will consist of ten Board members, nine of whom will not be “interested persons” of the Funds. Each Board nominee other than Mr. Sieg is or will be an independent Board member. Mr. Sieg is an interested person of the Funds under the 1940 Act because he is Managing Partner of Lord Abbett, the Funds’ investment adviser. Shareholders of each Fund will consider electing all ten nominees at the Meeting. Each Board nominee elected at the Meeting will serve until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, or removal.

Although every Fund’s Board consists of the same members (and the same nominees are proposed for election to the Board of every Fund), each Fund has a separate Board. Shareholders of each Fund, therefore, will vote separately on the election of members of their Fund’s Board (although all shareholders of all series within a Fund vote together as to that Fund’s Board). The election results as to any one Fund’s Board will not affect the results as to any other Fund’s Board.

To vote for the Board nominees, please vote by telephone or via the Internet, or sign, date, and return the enclosed proxy card (or, if you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, follow the instructions on the voting instruction card).

Qualifications of Board Nominees

The Nominating and Governance Committee operates pursuant to a written charter and is responsible for making nominations of candidates for appointment or election as independent Board members. Accordingly, the Nominating and Governance Committee nominated each independent Board member and Mr. Prince at the May 23, 2019 Nominating and Governance Committee meeting for election at the Meeting. The Board nominated each independent Board member, Mr. Prince, and Mr. Sieg at the May 23, 2019 Board of Directors meeting for election at the Meeting. The Nominating and Governance Committee and the Board evaluated each Board nominee both individually and in the broader context of the Board’s overall effectiveness, and made each nomination based on a variety of criteria, none of which in isolation was controlling. The factors summarized below led the Nominating and Governance Committee and the Board to conclude that each Board nominee should be elected to the Board.

•

Each Board nominee currently serving on the Board has executed his or her duties as a Board member with diligence and each Board nominee has a reputation for integrity, honesty, and high ethical standards.

•

Each Board nominee currently serving on the Board has dedicated considerable time and has made substantial contributions during his or her service on the Board. Each Board nominee’s length of service on the Board is noted in Appendix C.

•

Each Board nominee possesses the experience, qualifications, skills, and attributes deemed necessary or desirable for Board members, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and the ability to exercise sound business judgment in matters relating to the current and long-term objectives of the Funds.

•

Each Board nominee has an understanding and appreciation of the important role occupied by a Board member, including the role of an independent Board member in the regulatory structure governing registered investment companies.

•	Each Board nominee has a desire and availability to serve as a Board member.

•	In the case of each independent Board nominee, there is an absence of conflicts that would interfere with qualifying as an independent Board member.

•

The Board nominees collectively have a balanced and diverse set of experiences, skills, attributes, and qualifications, enabling the Board to operate effectively in governing the Funds and protecting shareholders’ interests. The individual qualifications of each Board nominee are described in Appendix D.

•

Each Board nominee possesses the skills necessary to critically evaluate information presented to him or her and to interact collaboratively and effectively with Lord Abbett, other service providers, and other Board members.

•

Each Board nominee has significant experience and knowledge relevant to registered investment companies gained from educational and professional training, and, in the case of nominees currently serving on the Board, from overseeing the Funds. This experience and knowledge encompasses the Funds’ day-to-day operations, investments representing a wide array of asset classes, contractual arrangements, and numerous regulatory and compliance matters.

•	Each Fund achieves operational efficiencies by having the same Board oversee it and each of the other Funds.

In addition to individual qualifications, the qualifications described above are among those that the Nominating and Governance Committee may consider for any future independent Board nominees. The Nominating and Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. It is the Nominating and Governance Committee’s policy to consider Board member candidates recommended by shareholders using the same criteria the Committee uses to evaluate other candidates. However, any nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

For a copy of the Nominating and Governance Committee Charter, please refer to Appendix N.

Board Leadership Structure and Oversight

The Board currently consists of nine Board members, eight of whom are independent Board members. If the Board nominees are elected, the Board of the Funds will consist of ten Board members, nine of whom will not be “interested persons” of the Funds. James L.L. Tullis, an independent Board member, serves as the Chairman of the Board. The role of the Chairman of the Board is to preside over Board meetings and to interface with Lord Abbett, other service providers, and other Board members between meetings. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Tullis’ long tenure with the Board. The Board believes its leadership structure enhances the effectiveness of the Board’s oversight role.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to standing committees comprised solely of independent Board members (the “Committees,” the members of which are referred to as “Committee members”). Each Committee is chaired by an independent Board member who is responsible for presiding over meetings and interfacing with Lord Abbett, other service providers, and other Board members between meetings. Committee chairs also perform such other functions as the Board or the Committee may delegate to them from time to time. Each Fund’s Board has four Committees: an Audit Committee; a Contract Committee; a Nominating and Governance Committee; and a Proxy Committee. The Funds do not have a compensation committee because their executive officers do not receive any direct compensation from the Funds; the Nominating and Governance Committee periodically reviews independent Board member compensation. The Board comprehensively reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid by Lord Abbett. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks. The Board and each Committee conduct annual assessments of their oversight function and structure. Information regarding the composition and function of the Committees is provided in Appendix E.

The Board currently meets six times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The independent Board members also meet regularly without the presence of management and are advised by independent legal counsel.

Information about the number of times the Board and each Committee met during each Fund’s most recent fiscal year is provided in Appendix F. No Board member attended less than 75% of the total number of meetings of each Board and Committee on which the Board member served during each Fund’s most recently completed fiscal year.

The Board has engaged Lord Abbett to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing Lord Abbett, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of Lord Abbett and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of Lord Abbett or other service providers (depending on the nature of the risk), subject to the supervision of Lord Abbett. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operation of the Funds. Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also receives and reviews reports from, among others, Lord Abbett and the independent registered public accounting firm for the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions.

Specifically, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee meets regularly with the Funds’ portfolio managers and Lord Abbett’s CCO to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

The Audit Committee operates pursuant to a written charter. For a copy of the Audit Committee Charter, please refer to Appendix M.

The Committee system facilitates the timely and efficient consideration of matters by the Board members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and their associated risks.

Lord Abbett’s CCO oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The independent Board members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

Finally, the Board appoints officers of the Funds to oversee the Funds’ daily affairs. Each officer is an interested person of the Funds under the 1940 Act because he or she is a partner or employee of Lord Abbett. Information about the executive officers of each Fund is set forth in Appendix G.

Board Compensation

Information relating to compensation paid to Board members is provided in Appendix H.

Equity Securities Owned by Board Nominees and Executive Officers

Information relating to the dollar range of equity securities owned by Board nominees in the Funds as of April 30, 2019 is set forth in Appendix I. Information concerning the Board nominees’ and the Funds’ executive officers’ aggregate ownership in the Funds is provided in Appendix J.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as each Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as each Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of April 30, 2019, manages approximately $180.2 billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $1.2 billion for which Lord Abbett provides investment models to managed account sponsors.

The Board recommends that you vote “FOR” the election of each Board nominee.

VOTING INFORMATION

Ownership of Fund Shares

The table in Appendix K sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

As of April 30, 2019, to the best of the Funds’ knowledge, the persons listed in Appendix L beneficially owned more than 5% or 25% of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Funds will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Funds also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained Computershare Inc. (operating through its Computershare Fund Services division) (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, NY 11749, a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Funds will pay Computershare approximately $4,000,000 for such services (including reimbursement of out-of-pocket expenses). Computershare may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

Solicitation Costs

The Funds will bear the cost of preparing, printing, and mailing this Proxy Statement, the enclosed proxy, and the accompanying notice, and costs in connection with the solicitation of proxies. The Funds also will incur additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement. Costs borne by the Funds collectively will be allocated among the Funds on the basis of their respective numbers of shareholder accounts, except when direct costs reasonably can be attributed to one or more specific Funds.

Quorum

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. For Global Fund, the holders of a majority of the shares entitled to vote on any matter at the Meeting, present in person or by proxy, will constitute a quorum of the Fund. For each of the other Funds, the holders of one-third of the shares entitled to vote on any matter at the Meeting, present in person or by proxy, will constitute a quorum of the Fund.

Required Vote

Each Fund is organized as a Delaware statutory trust (each, a “Delaware Fund” and collectively, the “Delaware Funds”) or a Maryland corporation (each, a “Maryland Fund” and collectively, the “Maryland Funds”). At the Meeting, the shareholders of each Fund (including any series) will vote collectively as a single class on the election of each Board nominee.

For each Delaware Fund, the affirmative vote of a plurality of the votes cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under the Proposal.

For each Maryland Fund, the affirmative vote of a majority of the votes cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under the Proposal.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have no effect on the outcome of the election of any Board nominee.

Recording and Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” each of the Board nominees.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because the Proposal is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for the Proposal or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you must instruct your insurance company how to vote. In addition, a properly executed proxy card, voting instruction card, or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted may be deemed an instruction to vote such shares “FOR” each Board nominee. Please consult your financial intermediary or insurance company for more information about its practices with respect to voting beneficial owners’ shares.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or attend the Meeting and vote in person by ballot, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold Fund shares through a financial intermediary, in order to gain admission you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote in person at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card. Variable Annuity Contract owners should follow the instructions provided by their insurance company. See “Special Note to Variable Annuity Contract Owners” below.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider the following factors, among other factors they deem relevant: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The Delaware Funds may hold an adjourned Meeting without issuing another notice to shareholders provided the adjourned session or sessions are held within 90 days after the date set for the original meeting. The Maryland Funds may hold an adjourned Meeting without issuing another notice to shareholders, other than an announcement at the original Meeting, provided the session or sessions are held within 120 days after the Record Date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board members, including a majority of the independent Board members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the Fund’s independent registered public accounting firm for the current fiscal year. D&T also will prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. D&T, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by D&T to the Fund of non-audit services to the Fund or of professional services to Lord Abbett and entities that control, are controlled by or are under common control with Lord Abbett is compatible with maintaining D&T’s independence and has discussed D&T’s independence with them. Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.

Appendix M sets forth for each Fund the amount of fees billed by D&T for the two most recent fiscal years for all audit, non-audit, tax, and all other services provided directly to the Fund.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund, including a shareholder nomination for election to the Board of a Fund, must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household”, unless the Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to the Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Other Business Items

Management does not intend to present any items other than the Proposal and is not aware that any other items of business will be presented at the Meeting. However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion.

Whether or not you plan to attend the Meeting, please vote promptly using one of the methods below.

•	Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

Special Note to Variable Annuity Contract Owners

If you own a variable annuity contract whose values are allocated to one or more series of Lord Abbett Series Fund, you received this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the Meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Lord Abbett Family of Funds.

By Order of the Boards,

Lawrence B. Stoller
July 8, 2019	Vice President and Secretary

Appendix A: Fund Names

The Funds will be referred to throughout this Proxy Statement as listed below:

Fund	Term Used in this Proxy Statement
Lord Abbett Affiliated Fund	Affiliated
Lord Abbett Bond Debenture Fund	Bond Debenture
Lord Abbett Developing Growth Fund	Developing Growth
Lord Abbett Global Fund	Global Fund
Lord Abbett Emerging Markets Bond Fund	Emerging Markets Bond
Lord Abbett Emerging Markets Corporate Debt Fund	Emerging Markets Corporate Debt
Lord Abbett Global Bond Fund	Global Bond
Lord Abbett Investment Trust	Investment Trust
Lord Abbett Convertible Fund	Convertible
Lord Abbett Core Fixed Income Fund	Core Fixed Income
Lord Abbett Core Plus Bond Fund	Core Plus Bond
Lord Abbett Corporate Bond Fund	Corporate Bond
Lord Abbett Floating Rate Fund	Floating Rate
Lord Abbett High Yield Fund	High Yield
Lord Abbett Income Fund	Income
Lord Abbett Inflation Focused Fund	Inflation Focused
Lord Abbett Multi-Asset Balanced Opportunity Fund	Multi-Asset Balanced Opportunity
Lord Abbett Multi-Asset Income Fund	Multi-Asset Income
Lord Abbett Short Duration Core Bond Fund	Short Duration Core Bond
Lord Abbett Short Duration Income Fund	Short Duration Income
Lord Abbett Total Return Fund	Total Return
Lord Abbett Ultra Short Bond Fund	Ultra Short Bond
Lord Abbett Mid Cap Stock Fund	Mid Cap Stock
Lord Abbett Municipal Income Fund	Municipal Income Fund
Lord Abbett California Tax Free Income Fund	CA Tax Free
Lord Abbett High Yield Municipal Bond Fund	High Yield Municipal Bond
Lord Abbett Intermediate Tax Free Fund	Intermediate Tax Free
Lord Abbett National Tax Free Income Fund	National Tax Free
Lord Abbett New Jersey Tax Free Income Fund	NJ Tax Free
Lord Abbett New York Tax Free Income Fund	NY Tax Free
Lord Abbett Short Duration High Yield Municipal Bond Fund	Short Duration High Yield Municipal Bond
Lord Abbett Short Duration Tax Free Fund	Short Duration Tax Free
Lord Abbett Research Fund	Research Fund
Lord Abbett Calibrated Dividend Growth Fund	Calibrated Dividend Growth
Lord Abbett Growth Opportunities Fund	Growth Opportunities
Lord Abbett Small Cap Value Fund	Small Cap Value
Lord Abbett Securities Trust	Securities Trust
Lord Abbett Alpha Strategy Fund	Alpha Strategy
Lord Abbett Focused Growth Fund	Focused Growth
Lord Abbett Focused Small Cap Value Fund	Focused Small Cap Value
Lord Abbett Fundamental Equity Fund	Fundamental Equity
Lord Abbett Global Equity Research Fund	Global Equity Research
Lord Abbett Global Select Equity Fund	Global Select Equity

A-1

Fund	Term Used in this Proxy Statement
Lord Abbett Growth Leaders Fund	Growth Leaders
Lord Abbett International Equity Fund	International Equity
Lord Abbett International Opportunities Fund	International Opportunities
Lord Abbett International Value Fund	International Value
Lord Abbett Micro Cap Growth Fund	Micro Cap Growth
Lord Abbett Value Opportunities Fund	Value Opportunities
Lord Abbett Series Fund	Series Fund
Bond Debenture Portfolio	Bond Debenture Portfolio
Calibrated Dividend Growth Portfolio	Calibrated Dividend Growth Portfolio
Classic Stock Portfolio	Classic Stock Portfolio
Developing Growth Portfolio	Developing Growth Portfolio
Fundamental Equity Portfolio	Fundamental Equity Portfolio
Growth and Income Portfolio	Growth and Income Portfolio
Growth Opportunities Portfolio	Growth Opportunities Portfolio
International Opportunities Portfolio	International Opportunities Portfolio
Mid Cap Stock Portfolio	Mid Cap Stock Portfolio
Short Duration Income Portfolio	Short Duration Income Portfolio
Total Return Portfolio	Total Return Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund	U.S. Government Money Market

A-2

Appendix B: Board Nominees’ Biographical Information

Table 1. Certain biographical and other information relating to each Board nominee who is an “interested person” of each Fund, as that term is defined in the 1940 Act, is set forth below. Mr. Sieg is an interested person of the Funds because he is the Managing Partner and Chief Executive Officer of Lord Abbett, each Fund’s investment adviser. For information as to term of office and length of time served on each Board, see Appendix C.

Name, Address*, and Year of Birth	Current Position with Fund*	Principal Occupation During Past Five Years	Other Directorships
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director/Trustee since 2016; President; Chief Executive Officer since 2018	Managing Partner (since 2018), and was formerly Head of Client Services, joined Lord Abbett in 1994.	None

*	Mr. Sieg currently is a Director/Trustee and officer of each of the thirteen investment companies in the Lord Abbett Family of Funds, consisting of 57 portfolios or series.

Table 2. Certain biographical and other information relating to the Board nominees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act, is set forth below. For information as to term of office and length of time served on each Board, see Appendix C.

Name, Address and Year of Birth	Current Position and Length of Service with the Company/Trust/Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director/Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).
Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director/Trustee since 2011	Principal Occupation: None Other Directorships: None
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).
Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

B-1

Name, Address and Year of Birth	Current Position and Length of Service with the Company/Trust/Fund	Principal Occupation and Other Directorships During the Past Five Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director/Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).
Charles O. Prince* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director/Trustee nominee

Principal Occupation: None
Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present) and Sconset Group, LLC, a merchant banking company (2009–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director/Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None
Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director/Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016); CEO of Tullis Health Investors—FL LLC (since 2012).
Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

*

Mr. Prince was made a Director/Trustee nominee effective May 23, 2019. Mr. Prince does not currently serve as a Director/Trustee and is standing for election at the Meeting. Mr. Prince has been nominated to stand for election by the Board of each Company/Trust.

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Appendix C: Board Nominees’ Term and Tenure

Each Board member serves for an indefinite term (i.e. until his or her death, resignation, retirement, or removal). Set forth below is the year in which each current Board member became a member of the Board of each Fund.

Sieg*	Fast	Guernsey	Hill	Lutito	McTaggart	Prince**	Rabusch	Schmid	Tullis
2016	2014	2011	2004	2017	2012	N/A	2017	2016	2006

*	Mr. Sieg is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

**	Mr. Prince was made a Board nominee effective May 23, 2019. Mr. Prince does not currently serve as a member of the Board and is standing for election at the Meeting.

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Appendix D: Board Nominees’ Experience, Qualifications, and Skills

Interested Board Nominee:

•

Douglas B. Sieg. Board tenure with the Lord Abbett Family of Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Board Nominees:

•

Eric C. Fast. Board tenure with the Lord Abbett Family of Funds (since 2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Kathleen M. Lutito. Board tenure with the Lord Abbett Family of Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•

James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	Charles O. Prince. Financial services industry experience, chief executive officer experience, legal and regulatory experience, entrepreneurial background, corporate governance experience.

•

Karla M. Rabusch. Board tenure with the Lord Abbett Family of Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

•

Mark A. Schmid. Board tenure with the Lord Abbett Family of Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006, Chairman since 2017), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

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Appendix E: Standing Committees of the Board

Committee	Committee Members	Description
Audit Committee	Evelyn E. Guernsey James M. McTaggart Karla M. Rabusch Mark A. Schmid

The Audit Committee is comprised solely of independent Board members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Eric C. Fast Julie A. Hill Kathleen M. Lutito James L.L. Tullis

The Proxy Committee is comprised of at least two independent Board members, and also may include one or more Board Members who are partners or employees of Lord Abbett. Currently, the Proxy Committee is comprised solely of independent Board members. The Proxy Committee (i) monitors the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluates the policies of Lord Abbett in voting securities; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Karla M. Rabusch Mark A. Schmid James L.L. Tullis

The Nominating and Governance Committee is comprised of all independent Board members. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Board members and as committee members; and (ii) periodically reviewing Board Member compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an independent Board member. A shareholder who would like to recommend a candidate may write to the Funds.

Contract Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Karla M. Rabusch Mark A. Schmid James L.L. Tullis

The Contract Committee is comprised of all independent Board members. The Contract Committee conducts much of the factual inquiry undertaken by the Board Members in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and the Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.

E-1

Appendix F: Board and Committee Meetings

Set forth in the table below is information regarding the number of meetings of the Board and the Committees held during each Fund’s most recently completed fiscal year.

Fund	Number of Meetings During Last Fiscal Year
	Board	Audit Committee	Proxy Governance	Nominating and Governance Committee	Contract Committee
Affiliated	7	4	2	6	8
Bond Debenture	7	4	2	6	7
Developing Growth	7	4	2	6	9
Global Fund	7	4	2	6	7
Investment Trust	7	4	2	6	7
Mid Cap Stock	7	4	2	6	7
Municipal Income Fund	7	4	2	6	8
Research Fund	7	4	2	6	7
Securities Trust	7	4	2	6	8
Series Fund	7	4	2	6	7
U.S. Government Money Market	7	4	2	6	9

F-1

Appendix G: Executive Officers’ Biographical Information

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Name and Year of Birth	Current Position with the Company/Trust/Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018.	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).
Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).
Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.
Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

G-1

Name and Year of Birth	Current Position with the Company/Trust/Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Assistant Secretary in 2007 and Secretary and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

G-2

Appendix H: Board Compensation

Table 1. Compensation Paid to Board Members by each Fund

Set forth in the table below is information regarding compensation for serving as an independent Board member accrued by each during each Fund’s most recently completed fiscal year. Mr. Sieg is not compensated for serving as a Board member of the Fund.

Independent Board member fees, including attendance fees for Board and Committee meetings, are allocated among all Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its independent Board members may be deferred at the option of a Board member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board member. In addition, $25,000 of each independent Board member’s $231,000 annual retainer must be deferred and is deemed invested in shares of the Funds under the equity-based plan. The amounts ultimately received by the Board members under the equity-based plan will be directly linked to the investment performance of the Funds. The Chairman receives additional compensation of $145,000 per year, and the additional compensation of the Audit Committee Chair is $52,000 annually and the compensation of the Proxy Committee Chair is $21,000 annually. The annual retainer for service on the Contract Committee is $30,000. The fee for attendance at Board meetings is $10,750 per meeting and the fee for attendance at Committee meetings (other than Contract Committee meetings) is $2,000 per meeting. No meeting fee is paid for attending a special meeting (on any topic) at which less than one-third of all Board members (or Committee members) are present (in-person or telephonically).

Fund	Fast	Guernsey	Hill	Lutito*	McTaggart
Affiliated	$16,200	$18,718	$16,767	$13,674	$16,410
Bond Debenture	31,151	36,180	32,969	31,151	31,494
Developing Growth	4,718	5,379	4,848	2,701	4,780
Global Fund	1,136	1,293	1,182	1,136	1,139
Investment Trust	193,219	222,891	199,846	164,007	195,531
Mid Cap Stock	4,258	4,844	4,433	4,258	4,268
Municipal Income Fund	27,082	31,072	27,901	18,897	27,445
Research Fund	10,242	11,825	10,602	8,718	10,369
Securities Trust	31,715	36,510	32,749	26,921	32,064
Series Fund	8,678	9,943	9,084	8,678	8,725
U.S. Government Money Market	1,134	1,318	1,195	457	1,184

H-1

Fund	Prince**	Rabusch*	Schmid	Tullis
Affiliated	N/A	$13,867	$16,393	$22,396
Bond Debenture	N/A	31,534	31,534	43,535
Developing Growth	N/A	2,759	4,776	6,460
Global Fund	N/A	1,150	1,150	1,594
Investment Trust	N/A	166,324	195,536	267,030
Mid Cap Stock	N/A	4,310	4,310	5,943
Municipal Income Fund	N/A	19,063	27,422	37,248
Research Fund	N/A	8,843	10,366	14,157
Securities Trust	N/A	27,306	32,101	43,759
Series Fund	N/A	8,784	8,784	12,122
U.S. Government Money Market	N/A	463	1,185	1,591

*	Ms. Lutito and Ms. Rabusch were nominated and appointed to serve on the Board of the Funds effective December 30, 2017.

**	Mr. Prince was made a Board nominee effective May 23, 2019, and as such has no compensation prior to such date.

Table 2. Aggregate Compensation Paid to Board Members by All Funds

Set forth in the first column of the table below is information regarding the aggregate compensation paid by the Lord Abbett-sponsored Funds to the independent Board members for the year ended December 31, 2018. The fees listed below include Board member fees and attendance fees for Board and Committee meetings and fees Board members have chosen to defer under the equity-based plan. Of the amounts shown in the first column, the total deferred amount is indicated in the second column

Name	Aggregate Compensation Paid to Board Members by Lord Abbett- Sponsored Funds	Deferred Compensation Payable to Board Members by Lord Abbett- Sponsored Funds
Eric C. Fast	$327,400	$327,400
Evelyn E. Guernsey	381,400	25,000
Julie A. Hill	347,400	84,500
Kathleen M. Lutito*	327,400	327,400
James M. McTaggart	331,400	200,000
Charles O. Prince**	N/A	N/A
Karla M. Rabusch*	331,400	331,900
Mark A. Schmid	331,400	331,400
James L.L. Tullis	457,400	242,200

*	Ms. Lutito and Ms. Rabusch were nominated and appointed to serve on the Board of the Funds effective December 30, 2017.

**	Mr. Prince was made a Board nominee effective May 23, 2019, and as such has no compensation prior to such date.

H-2

Appendix I: Board Nominees’ Ownership of Fund Shares

The following table provides certain information on the dollar range of equity securities beneficially owned by each Board nominee in each Fund as of April 30, 2019. The amounts shown include deferred compensation to the Board members deemed invested in Fund shares. The amounts ultimately received by the Board members under the equity-based plan will be directly linked to the investment performance of the Funds.

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee*
	Sieg**	Fast	Guernsey	Hill
Affiliated	Over $100,000	$1-$10,000	$10,001-$50,000	Over $100,000
Bond Debenture	$0	$10,001-$50,000	$10,001-$50,000	Over $100,000
Developing Growth	Over $100,000	$1-$10,000	$1-10,000	$50,001-$100,000
Global Fund
Emerging Markets Bond	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Emerging Markets Corporate Debt	$0	$1-$10,000	$1-$10,000	$1-$10,000
Global Bond	$0	$1-$10,000	$1-$10,000	$1-$10,000
Investment Trust
Convertible	$0	$1-$10,000	$1-$10,000	$1-$10,000
Core Fixed Income	$0	$1-$10,000	$1-$10,000	$1-$10,000
Core Plus Bond	$0	$1-$10,000	$1-$10,000	$1-$10,000
Corporate Bond	$0	$1-$10,000	$1-$10,000	$1-$10,000
Floating Rate	$0	Over $100,000	$10,001-$50,000	$50,001-$100,000
High Yield	$50,001-$100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Income	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Inflation Focused	$0	$1-$10,000	$1-$10,000	$1-$10,000
Multi-Asset Balanced Opportunity	$10,001-$50,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Multi-Asset Income	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Short Duration Core Bond	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Short Duration Income	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Total Return	$50,001-$100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Ultra Short Bond	$50,001-$100,000	$1-$10,000	$1-$10,000	$1-$10,000
Mid Cap Stock	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
Municipal Income Fund
CA Tax Free	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
High Yield Municipal Bond	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Intermediate Tax Free	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
National Tax Free	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
NJ Tax Free	$0	$1-$10,000	$1-$10,000	$1-$10,000
NY Tax Free	$0	$1-$10,000	Over $100,000	$1-$10,000
Short Duration High Yield Municipal Bond	$50,001-$100,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration Tax Free	$0	$1-$10,000	$1-$10,000	$1-$10,000
Research Fund
Calibrated Dividend Growth	Over $100,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Growth Opportunities	Over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Small Cap Value	$10,001-$50,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Securities Trust
Alpha Strategy	Over $100,000	$1-$10,000	$1-$10,000	$50,001-$100,000
Focused Growth	$0	$0	$0	$0

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee*
	Sieg**	Fast	Guernsey	Hill
Focused Small Cap Value	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Fundamental Equity	Over $100,000	Over $100,000	$10,001-$50,000	$50,001-$100,000
Global Equity Research	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
Global Select Equity	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
Growth Leaders	Over $100,000	Over $100,000	$1-$10,000	$1-$10,000
International Equity	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
International Value	Over $100,000	$1-$10,000	$1-$10,000	$10,001-$50,000
International Opportunities	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000
Micro Cap Growth	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
Value Opportunities	$10,001-$50,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Series Fund
Bond Debenture Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Calibrated Dividend Growth Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Classic Stock Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Developing Growth Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Fundamental Equity Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Growth Opportunities Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
International Opportunities Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Mid Cap Stock Portfolio	$0	$1-$10,000	$1-$10,000	$10,001-$50,000
Short Duration Income Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
Total Return Portfolio	$0	$1-$10,000	$1-$10,000	$1-$10,000
U.S. Government Money Market	$0	$1-$10,000	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in All Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Prince was made a Board nominee effective May 23, 2019, and as such, did not beneficially own any equity securities as of April 30, 2019.

**	Mr. Sieg is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee*
	Lutito	McTaggart	Rabusch	Schmid	Tullis
Affiliated	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$1-$10,000	Over $100,000
Bond Debenture	$50,001-$100,000	$10,001-$50,000	Over $100,000	$1-$10,000	$50,001-$100,000
Developing Growth	$1-$10,000	$1-$10,000	$50,001-$100,000	$1-$10,000	$50,001-$100,000
Global Fund
Emerging Markets Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Emerging Markets Corporate Debt	$1-$10,000	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000
Global Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Investment Trust
Convertible	$1-$10,000	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000
Core Fixed Income	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Core Plus Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Corporate Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Floating Rate	$1-$10,000	$10,001-$50,000	Over $100,000	$1-$10,000	$10,001-$50,000
High Yield	$50,001-$100,000	$1-$10,000	Over $100,000	Over $100,000	$50,001-$100,000
Income	$1-$10,000	$1-$10,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Inflation Focused	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Multi-Asset Balanced Opportunity	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Multi-Asset Income	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration Core Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration Income	$10,001-$50,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000
Total Return	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Ultra Short Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Mid Cap Stock	$1-$10,000	Over $100,000	$50,001-$100,000	$1-$10,000	Over $100,000
Municipal Income Fund
CA Tax Free	$1-$10,000	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000
High Yield Municipal Bond	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
Intermediate Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
National Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
NJ Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
NY Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration High Yield Municipal Bond	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration Tax Free	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Research Fund
Calibrated Dividend Growth	$1-$10,000	$1-$10,000	$50,001-$100,000	$1-$10,000	$10,001-$50,000
Growth Opportunities	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Small Cap Value	$1-$10,000	$1-$10,000	Over $100,000	$1-$10,000	$10,001-$50,000
Securities Trust
Alpha Strategy	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000	$1-$10,000
Focused Growth	$0	$0	$0	$0	$0
Focused Small Cap Value	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Fundamental Equity	Over $100,000	Over $100,000	$1-$10,000	Over $100,000	Over $100,000
Global Equity Research					$1-$10,000
Global Select Equity	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Growth Leaders	Over $100,000	$1-$10,000	Over $100,000	$1-$10,000	$1-$10,000
International Equity	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
International Value	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
International Opportunities	$1-$10,000	$1-$10,000	Over $100,000	Over $100,000	$1-$10,000
Micro Cap Growth	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Value Opportunities	$50,001-$100,000	$1-$10,000	Over $100,000	$1-$10,000	$10,001-$50,000
Series Fund
Bond Debenture Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Calibrated Dividend Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000

Dollar Range of Equity Securities in Each Fund	Name of Board Nominee*
	Lutito	McTaggart	Rabusch	Schmid	Tullis
Classic Stock Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Developing Growth Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Fundamental Equity Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
International Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Mid Cap Stock Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Short Duration Income Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Total Return Portfolio	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
U.S. Government Money Market	$1-$10,000	$1-$10,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in All Lord Abbett-Sponsored Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Prince was made a Board nominee effective May 23, 2019, and as such, did not beneficially own any securities as of April 30, 2019.

Appendix J: Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of April 30, 2019, the Board nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Emerging Markets Corporate Debt	Class A	1.94%
International Equity	Class R6	1.52%
Calibrated Dividend Growth	Class R6	6.40%
Focused Growth	Class A	1.94%
Global Equity Research	Class A	45.30%
Global Equity Research	Class R6	15.24%
Global Select Equity	Class A	35.12%
Growth Leaders	Class R6	9.60%
Growth Opportunities	Class R6	1.65%
International Value	Class R6	2.77%
Mid Cap Stock	Class R6	7.22%
Short Duration High Yield Municipal Bond	Class A	7.33%

J-1

Appendix K: Shares Outstanding as of Record Date (June 24, 2019)

Fund	Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
Affiliated	368,123,517.34	8,265,923.52	20,756,392.80	7,061,816.12	7,376,662.04	910,210.78	102,024.52	2,757,134.90	518,688.23	12,734.04	2,545,900.35
Bond Debenture	591,916,924.20	159,746,746.00	575,403,401.15	234,798,961.78	134,771,297.51	2,214,685.22	864,245.23	21,526,307.07	3,742,011.54	4,329,231.80	15,769,335.88
Developing Growth	27,552,560.37	1,336,091.71	4,210,260.15	106,241.92	27,674,645.33	896,650.26	207,848.47	4,325,067.71	228,986.20	146,691.69	7,697,935.68
Global Fund
Emerging Markets Bond	2,386,620.80	307,752.27	971,100.92	104,789.77	31,188,705.02	—	15,284.17	55,535.06	11,660.73	2,202.60	68,958.61
Emerging Markets Corporate Debt	707,748.87	142,358.66	1,728,439.99	726.75	229,341.65	—	8,900.04	9,033.94	834.85	16,408.09	7,306.53
Global Bond	207,101.44	26,216.77	206,158.12	154,775.37	206,158.05	—	—	25,662.44	25,716.59	25,770.87	168,554.97
Investment Trust
Convertible	10,105,517.35	3,062,607.17	12,187,250.67	520,363.32	27,243,261.42	4,915.68	5,116.55	713,451.95	5,874.09	57,701.00	342,738.15
Core Fixed Income	41,316,995.57	3,883,101.57	15,082,791.05	24,479,912.53	31,905,412.23	10.54	50,544.06	1,140,808.85	533,170.90	108,615.44	4,217,975.16
Core Plus Bond	958,089.79	75,312.34	3,048,137.08	721.07	8,359.28	—	1,877.54	1,936.00	1,900.48	1,916.95	1,922.66
Corporate Bond	54,560.10	24,494.56	244,921.96	164,561.11	16,610.41	—	2,703.76	5,141.72	2,723.65	2,737.90	164,561.06
Floating Rate	318,490,887.83	157,920,964.64	556,442,015.73	20,871,483.10	205,451,047.52	—	195,844.91	6,141,916.40	745,984.66	715,163.87	10,294,130.95
High Yield	165,859,326.97	53,320,624.54	285,514,729.01	70,765,729.88	200,253,422.07	9,007.72	1,740,849.57	15,307,779.41	14,127,475.35	37,964,478.92	72,022,865.38
Income	327,729,108.23	58,822,258.26	182,845,888.36	170,373,845.76	59,952,144.48	—	497,619.76	18,293,996.99	2,414,764.39	1,859,255.62	15,941,687.64
Inflation Focused	10,930,306.52	3,293,376.44	29,328,040.66	1,569,803.48	57,100,414.47	—	6,941.20	8,937.44	235,133.43	26,602.27	5,321,782.74
Multi-Asset Balanced Opportunity	179,753,073.73	32,485,463.56	6,897,552.18	4,766.55	3,755,808.49	50,551.10	75,024.87	4,827,991.68	1,054,362.38	16,950.25	3,968,068.21
Multi-Asset Income	46,347,857.23	24,986,616.15	13,873,042.58	314,774.31	3,288,938.71	—	8,478.14	1,421,018.34	168,594.25	2,316.84	191,005.73
Short Duration Core Bond	773,736.68	191,486.44	641,117.74	160,467.63	13,914.50	—	2,637.36	7,302.40	2,656.80	2,670.65	204,922.36
Short Duration Income	2,307,210,778.33	1,139,517,412.24	4,828,229,041.66	939,444,174.37	2,183,492,398.96	—	4,783,718.30	82,133,143.14	31,087,290.62	15,214,842.94	183,999,409.48
Total Return	118,787,305.83	11,732,917.56	92,195,980.47	58,975,947.75	39,851,425.43	60,028.67	449,682.88	9,891,534.31	6,445,802.94	11,562,600.69	29,104,159.82
Ultra Short Bond	886,205,555.47	—	635,893,674.08	25,523,915.40	156,390,991.87	—	—	—	—	245,740.26	514,359.73
Mid Cap Stock	36,694,383.67	2,443,395.18	5,654,869.60	862,298.46	16,013,826.29	1,660,293.11	119,618.58	1,019,204.94	660,394.98	174,766.05	894,823.13
Municipal Income Fund
CA Tax Free	21,063,631.66	3,198,771.52	5,606,219.97	612,222.55	2,304,022.88	—	—	—	—	—	—
High Yield Municipal Bond	120,149,899.75	27,076,136.75	61,566,341.25	1,776,319.47	17,209,705.27	—	—	—	—	—	—
Intermediate Tax Free	141,768,357.08	36,161,023.41	159,030,298.54	3,047,709.70	55,581,996.52	—	—	—	—	—	—
National Tax Free	155,491,096.75	13,433,388.19	42,750,535.37	3,554,361.17	8,391,830.04	—	—	—	—	—	—
NJ Tax Free	18,118,224.41	—	3,420,497.60	60,030.37	443,499.33	—	—	—	—	—	—
NY Tax Free	25,259,620.95	3,513,974.37	4,054,344.92	89,956.17	1,070,818.90	—	—	—	—	—	—
Short Duration High Yield Municipal Bond	9,855,511.04	728,222.19	8,955,529.83	381,336.43	3,721,368.13	—	—	—	—	—	—
Short Duration Tax Free	37,721,127.38	6,168,962.46	34,578,568.65	2,214,271.46	6,815,930.61	—	—	—	—	—	—
Research Fund
Calibrated Dividend Growth	106,411,755.50	14,567,995.37	16,973,186.35	12,386,654.97	2,588,154.06	60,980.35	61,301.69	984,180.36	334,077.56	14,696.06	749,209.30
Growth Opportunities	15,812,007.33	1,650,549.20	872,921.37	276,404.12	15,480,387.06	136,425.75	35,977.80	751,330.47	45,322.21	3,072.53	223,852.70
Small Cap Value	17,287,649.21	1,274,325.67	626,076.12	1,464,059.02	20,039,232.07	1,483,807.00	52,342.88	369,115.99	147,259.74	640.00	793,104.38

K-1

Fund	Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
Securities Trust
Alpha Strategy	20,723,184.45	5,933,291.11	7,574,347.94	1,364,341.12	3,359,385.59	—	74,248.69	1,211,721.79	153,484.53	11,563.95	170,386.90
Focused Growth	151,658.84	7,334.33	46,555.89	33,334.33	108,738.65	—	—	667.67	667.67	667.67	89,133.80
Focused Small Cap Value	229,279.49	—	—	—	4,337,957.78	—	—	—	—	—	—
Fundamental Equity	115,384,867.79	17,798,139.03	15,801,612.37	1,752,488.66	46,328,934.26	416,090.11	405,909.30	8,666,650.82	437,982.40	118,005.36	1,814,370.91
Global Equity Research	301,429.24	51,996.33	115,736.43	1,087.69	109,426.47	—	1,104.25	16,738.73	1,112.07	1,117.58	66,261.83
Global Select Equity	34,313.60	9,596.95	33,534.59	33,563.55	7,381.87	—	—	670.43	671.20	671.98	53,193.14
Growth Leaders	34,712,990.72	24,557,970.52	48,961,900.06	2,133,961.15	20,708,407.56	—	49,935.56	505,240.13	231,225.43	306,890.30	1,187,627.25
International Equity	14,488,963.85	900,006.41	4,150,244.64	361,151.83	16,140,121.06	3,297.63	33,419.10	625,176.91	87,082.75	5,654.85	211,356.43
International Value	38,568,252.40	5,403,283.02	5,887,857.21	3,693,072.73	33,896,206.30	—	59,646.85	1,045,795.05	4,972.57	1,707.98	220,650.77
International Opportunities	8,655,450.34	1,782,921.12	7,949,488.43	1,257,637.64	14,373,767.69	7,666.90	243,038.65	1,341,257.89	276,195.13	1,240,351.79	1,895,640.83
Micro Cap Growth	923,655.29	—	—	—	7,849,333.17	—	—	—	—	—	—
Value Opportunities	44,314,151.44	10,718,255.05	12,633,523.32	14,975,411.68	18,787,844.09	1,343,480.16	389,869.25	3,883,165.55	2,632,803.83	130,489.03	3,438,840.20
U.S. Government Money Market	330,646,187.89	19,403,041.32	—	—	12,641,426.29	—	—	—	—	—	—

	Class VC
Series Fund
Bond Debenture Portfolio	95,377,194.67
Calibrated Dividend Growth Portfolio	11,237,299.22
Classic Stock Portfolio	2,530,598.58
Developing Growth Portfolio	2,230,966.79
Fundamental Equity Portfolio	17,882,166.41
Growth and Income Portfolio	16,700,518.44
Growth Opportunities Portfolio	9,521,018.49
International Opportunities Portfolio	5,233,443.42
Mid Cap Stock Portfolio	11,576,994.86
Short Duration Income Portfolio	6,185,835.49
Total Return Portfolio	35,252,314.42

K-2

Appendix L: Principal Shareholders

Table 1. Except as set forth below, to the knowledge of the applicable Fund, as of April 30, 2019, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
Affiliated
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,734,183	6.10%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	110,005,014	29.53%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	611,883	7.25%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	718,819	8.51%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	832,149	9.85%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	852,822	10.10%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	860,394	10.19%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,039,037	12.30%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,070,931	5.15%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	1,468,739	7.06%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,533,744	7.37%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,573,170	7.56%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,814,563	8.72%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,851,060	8.90%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,697,044	12.96%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,862,556	13.76%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,327,703	20.80%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	7,059,825	99.71%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	602,515	6.59%
CLASS I	MULTI-ASSET GROWTH INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,743,646	19.07%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,697,573	29.50%
CLASS I	ANB 400 & CO PO BOX 1 AMARILLO TX 79105-0001	3,130,359	34.23%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	714,723	76.68%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	8,059	8.03%
CLASS R2	K MEASEL R MEASEL S MEASEL 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	23,870	23.78%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27,040	26.94%
CLASS R2	PAI TRUST COMPANY, INC. RIGGINS CO., L.C 1300 ENTERPRISE DR DE PERE WI 54115-4934	39,662	39.51%
CLASS R3	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	212,552	7.37%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	974,041	33.78%
CLASS R4	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	37,451	6.66%
CLASS R4	FIIOC FBO C.E. TOLAND & SON 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	75,951	13.52%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	264,074	46.99%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	934	7.47%
CLASS R5	FIIOC FORE MACHINE SAFE HARBOR 401(K) 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	1,788	14.29%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,820	38.52%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	4,971	39.73%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	430,360	23.76%
CLASS R6	TIAA 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	437,430	24.15%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	630,299	34.79%
Alpha Strategy
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,130,123	5.37%
CLASS A	MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,366,861	11.24%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,610,534	26.65%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	319,682	5.18%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	361,704	5.86%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	395,060	6.41%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	529,068	8.58%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	600,006	9.73%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	692,729	11.23%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	754,358	12.23%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	394,936	5.12%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	415,220	5.38%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	437,619	5.67%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	624,526	8.09%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	989,884	12.83%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,775,513	23.01%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,898,802	24.61%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,372,558	99.11%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	543,744	15.98%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	2,540,637	74.66%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7,506	9.96%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11,061	14.68%
CLASS R2	K MEASEL R MEASEL S MEASEL TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	14,159	18.79%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	28,906	38.37%
CLASS R3	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	138,783	11.26%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	207,797	16.87%
CLASS R4	MATRIX TRUST COMPANY SOUTH & ASSOCIATES INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	10,006	6.64%
CLASS R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	11,722	7.78%
CLASS R4	MATRIX TRUST COMPANY CUST FBO UNITED CEREBRAL PALSY OF HUDSON 717 17TH ST STE 1300 DENVER CO 80202-3304	12,190	8.09%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	15,542	10.31%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	2,323	22.16%
CLASS R5	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	6,980	66.58%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	8,723	5.18%
CLASS R6	MATRIX TRUST COMPANY TRUSTEE PO BOX 52129 PHOENIX AZ 85072-2129	9,001	5.35%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	102,480	60.89%
Bond Debenture
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	31,217,779	5.33%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32,543,143	5.55%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	35,448,114	6.05%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 4 JACKSONVILLE FL 32246-6484	35,569,929	6.07%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	50,236,548	8.57%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	216,328,225	36.91%
CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,086,369	5.04%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	8,799,372	5.49%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10,998,469	6.86%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12,225,698	7.62%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,335,830	8.32%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15,476,666	9.65%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,207,560	10.11%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	17,730,660	11.06%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	32,622,960	20.35%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	38,095,389	6.91%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	44,236,179	8.03%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	48,150,327	8.74%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	50,145,626	9.10%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	61,638,384	11.19%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	74,043,546	13.44%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	74,381,140	13.50%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	115,735,800	21.00%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	220,459,201	98.43%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	13,647,210	10.31%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31,772,839	24.01%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	59,039,009	44.61%
CLASS P	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	204,390	9.25%
CLASS P	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	218,927	9.91%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,538,619	69.65%
CLASS R2	PIMS/PRUDENTIAL RETIREMENT NEW JERSEY GRAVEL AND SAND CO., PO BOX 1441 WALL NJ 07719-1441	83,113	9.75%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R2	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	89,515	10.50%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	305,129	35.80%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	4,316,004	20.74%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	11,123,353	53.44%
CLASS R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	157,334	5.23%
CLASS R4	FIIOC FBO CREATIVE OFFICE PAVILION 100 MAGELLAN WAY COVINGTON KY 41015-1987	212,741	7.07%
CLASS R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	296,656	9.86%
CLASS R4	JOHN HANCOCK LIFE INSURANCE 601 CONGRESS ST BOSTON MA 02210-2805	487,492	16.20%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	757,577	25.18%
CLASS R5	NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	317,097	7.43%
CLASS R5	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	336,739	7.89%
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,865,925	67.14%
CLASS R6	RELIANCE TRUST COMPANY PO BOX 28004 ATLANTA GA 30358-0004	874,156	5.55%
CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,006,969	6.39%
CLASS R6	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	1,062,564	6.75%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,211,301	7.69%
CLASS R6	WELLS FARGO BANK FBO ST ALEXIUS MEDICAL CNTR RET PLN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	1,420,705	9.02%
CLASS R6	STEAMFITTERS INDUSTRY WELFARE FUND 2708 40TH AVE LONG ISLAND CITY NY 11101-3725	1,528,017	9.70%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,082,457	19.57%
Calibrated Dividend Growth
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	67,125,549	62.47%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	929,872	6.21%
CLASS C	MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,054,953	7.05%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,191,457	7.96%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,459,518	9.75%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,591,181	10.63%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,846,528	12.33%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,335,716	15.60%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	855,146	5.07%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,362,880	8.08%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,376,659	8.16%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,446,048	8.57%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,711,517	10.14%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,714,707	10.16%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,925,392	11.41%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,545,437	26.94%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12,510,526	99.73%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	371,916	14.70%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,608,005	63.57%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	83,825	98.46%
CLASS R2	CONTENTO ESAJIAN KIEREJCZYK & LONG 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	4,924	6.40%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,437	10.97%
CLASS R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10,684	13.89%
CLASS R2	MATRIX TRUST COMPANY CUST. FBO BUCKEYE TOOLS AND SUPPLY CO., 717 17TH ST STE 1300 DENVER CO 80202-3304	15,651	20.35%
CLASS R2	PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 1300 ENTERPRISE DR DE PERE WI 54115-4934	19,544	25.41%
CLASS R3	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	71,884	6.91%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	353,551	34.00%
CLASS R4	MATRIX TRUST COMPANY CUST. 717 17TH ST STE 1300 DENVER CO 80202-3304	19,894	6.17%
CLASS R4	FIIOC FBO C.E. TOLAND & SON 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	60,598	18.78%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	149,095	46.21%
CLASS R5	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	1,721	6.61%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	24,034	92.37%
CLASS R6	FIIOC 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	136,384	18.34%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	473,811	63.73%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
California Tax Free
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,369,087	6.78%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,379,794	6.83%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,122,805	10.51%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,340,958	11.59%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,937,606	19.49%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,105,847	20.32%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	184,754	6.13%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	397,942	13.21%
CLASS C	MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	495,374	16.44%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,251,487	41.54%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	518,161	10.40%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	638,102	12.81%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,149,480	23.07%
CLASS F	MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,556,432	31.23%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	562,435	99.87%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	447,862	20.68%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,619,339	74.76%
Convertible
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	749,767	7.13%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS A	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	802,455	7.63%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	909,867	8.65%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	981,713	9.33%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,139,232	10.83%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,494,207	14.20%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,546,065	14.70%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	165,005	5.32%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	169,019	5.45%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	207,540	6.69%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	371,340	11.97%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	379,146	12.23%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	396,831	12.80%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	650,295	20.97%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	851,761	6.84%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,247,094	10.02%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,330,612	10.69%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,403,487	11.27%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,660,755	13.34%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,345,943	18.84%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,664,046	21.40%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	518,101	100.00%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,930,899	6.85%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,680,233	9.50%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	9,619,519	34.11%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	12,584,140	44.62%
CLASS P	DONNA L BERETSKY-NEIDECKER 25 OLIVE PL LYNBROOK NY 11563-3338	1,404	28.80%
CLASS P	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	1,442	29.58%
CLASS P	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,012	41.26%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	960	16.98%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	992	17.55%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,369	24.22%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,331	41.22%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	627,242	89.06%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	347	6.05%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	350	6.09%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	353	6.14%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	969	16.89%
CLASS R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	3,458	60.24%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	11,445	99.76%
CLASS R6	RELIANCE TRUST CO TTEE 1100 ABERNATHY RD ATLANTA GA 30328-5620	45,932	11.67%
CLASS R6	FIFTH THIRD BANK 38 FOUNTAIN SQUARE PLZ CINCINNATI OH 45202-3191	49,025	12.45%
CLASS R6	FIFTH THIRD BANK 38 FOUNTAIN SQUARE PLZ CINCINNATI OH 45202-3191	52,622	13.37%
CLASS R6	FIFTH THIRD BANK 38 FOUNTAIN SQUARE PLZ CINCINNATI OH 45202-3191	64,407	16.36%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	107,156	27.22%
Core Fixed Income
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	30,809,862	76.98%
CLASS C	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	198,546	5.15%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	215,756	5.59%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	234,286	6.07%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	238,791	6.19%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	316,454	8.20%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	451,611	11.70%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,192,029	30.89%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	771,135	5.53%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	852,651	6.12%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	930,810	6.68%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,113,152	7.98%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,888,221	13.54%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,251,971	16.15%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,875,842	34.97%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	23,520,969	99.78%
CLASS I	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	1,121,058	5.65%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,283,821	6.47%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15,829,145	79.80%
CLASS P	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	10	100.00%
CLASS R2	MID ATLANTIC TRUST CO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6,723	11.29%
CLASS R2	MARK F EISENBERG DDS TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9,025	15.16%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,099	33.75%
CLASS R2	CAPITAL BANK & TRUST CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	22,656	38.05%
CLASS R3	ASCENSUS TRUST CO FBO PO BOX 10758 FARGO ND 58106-0758	64,818	5.67%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	109,774	9.60%
CLASS R3	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	451,711	39.48%
CLASS R4	FIIOC FBO C.E. TOLAND & SON 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	34,821	6.68%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	95,784	18.39%
CLASS R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	301,598	57.90%
CLASS R5	LINCOLN RETIREMENT SERVICES CO. PO BOX 7876 FORT WAYNE IN 46801-7876	10,691	9.91%
CLASS R5	CONVERGED TECH GROUP INC TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	15,570	14.44%
CLASS R5	LINCOLN RETIREMENT SERVICES CO. HOSPITAL 403B PO BOX 7876 FORT WAYNE IN 46801-7876	22,812	21.15%
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25,572	23.71%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	29,073	26.96%
CLASS R6	STEAMFITTERS INDUSTRY SECURITY 2708 40TH AVE LONG ISLAND CITY NY 11101-3725	3,841,266	91.48%
Core Plus Bond
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	43,913	5.97%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	47,422	6.44%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	159,599	21.69%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	365,331	49.64%
CLASS C	JOAN F WOODS 1316 S 26TH ST LA CROSSE WI 54601-6122	2,695	5.04%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,908	7.30%
CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,391	13.81%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29,463	55.05%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	211,019	9.25%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	353,379	15.48%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	368,417	16.14%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,346,994	59.02%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	718	100.00%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,625	99.97%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,868	99.89%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,874	97.74%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,890	99.89%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,906	99.89%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,912	99.89%
Corporate Bond
CLASS A	UMB BANK NA CUST 5494 E LAKE RD HAMILTON NY 13346-3529	2,867	5.60%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,893	17.36%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	32,599	63.62%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,775	13.89%
CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,353	19.71%
CLASS C	1978 STRIN FAMILY TRUST B 4728 PARK ENCINO LN UNIT 317 ENCINO CA 91436-3270	16,990	62.54%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	72,471	30.74%
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	163,290	69.26%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	163,986	100.00%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,454	34.96%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10,146	65.04%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,695	100.00%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	804	15.49%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	1,659	31.97%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,700	52.03%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,714	100.00%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,727	100.00%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	163,986	100.00%
Developing Growth
CLASS A	STATE STREET BANK AND TRUST AS 1 LINCOLN ST BOSTON MA 02111-2901	1,418,600	5.07%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,523,850	5.45%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,868,900	6.68%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,614,703	12.92%
CLASS C	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	90,960	6.51%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	97,967	7.02%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	147,264	10.55%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	174,217	12.48%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	200,353	14.35%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	200,562	14.36%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	254,933	6.38%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	357,046	8.93%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	400,489	10.02%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	486,830	12.18%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	552,160	13.81%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,316,518	32.92%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	47,431	44.73%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	58,597	55.27%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,428,927	5.01%
CLASS I	TIAA, FSB CUST/TTEE FBO: 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	1,735,659	6.09%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,962,406	24.42%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	14,639,372	51.36%
CLASS P	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	50,646	5.38%
CLASS P	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	70,197	7.45%
CLASS P	AUL AMERICAN UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	74,435	7.90%
CLASS P	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	84,972	9.02%
CLASS P	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	244,900	25.99%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS P	RELIANCE TRUST CO FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	271,364	28.80%
CLASS R2	PIMS/PRUDENTIAL RETIREMENT 5851 LEGACY CIRCLE SUITE 900 PLANO TX 75024-5982	15,557	7.36%
CLASS R2	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23,248	11.00%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50,209	23.75%
CLASS R2	PAI TRUST COMPANY, INC. 1300 ENTERPRISE DR DE PERE WI 54115-4934	94,805	44.84%
CLASS R3	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	282,214	6.31%
CLASS R3	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	569,534	12.73%
CLASS R3	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	723,707	16.18%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,824,244	40.78%
CLASS R4	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	12,842	5.30%
CLASS R4	FIIOC FBO C.E. TOLAND & SON 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	22,899	9.45%
CLASS R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	59,555	24.57%
CLASS R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	115,679	47.72%
CLASS R5	DANIEL BRUNING 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9,263	6.33%
CLASS R5	CAROLYN T DAVIS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11,429	7.81%
CLASS R5	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	13,938	9.52%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	94,067	64.26%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	467,145	6.04%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	470,925	6.09%
CLASS R6	PIMS/PRUDENTIAL RETPLAN P O BOX 1979 835 N RUSH ST CHICAGO IL 60611-2030	471,334	6.10%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,981,338	25.63%
CLASS R6	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	2,371,560	30.68%
Emerging Markets Bond
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	122,769	5.52%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	219,763	9.87%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	637,457	28.64%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	18,381	5.78%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	18,704	5.88%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21,999	6.91%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	31,661	9.95%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	43,918	13.80%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	63,804	20.06%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	52,242	6.23%
CLASS F	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	55,123	6.57%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	77,378	9.23%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	144,702	17.26%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	352,758	42.07%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	101,705	100.00%
CLASS I	MULTI ASSET GLOBAL OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,728,298	8.60%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	13,484,552	42.52%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	15,344,284	48.39%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,961	37.24%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,045	62.75%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	3,971	7.37%
CLASS R3	MG TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	5,181	9.62%
CLASS R3	MATRIX TRUST COMPANY CUST. FBO GORDON CONSTRUCTION CO INC 717 17TH ST STE 1300 DENVER CO 80202-3304	5,407	10.04%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	5,807	10.78%
CLASS R3	MATRIX TRUST COMPANY CUST. FBO CRAMER DECKER INDUSTRIES 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	6,897	12.80%
CLASS R3	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	12,517	23.24%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	710	5.56%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,166	16.97%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,204	17.26%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,683	21.02%
CLASS R4	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	2,947	23.09%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,192	99.98%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	3,952	5.74%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	63,820	92.74%
Emerging Markets Corporate Debt
CLASS A	DARIA L FOSTER 62 WEST 62ND ST PH NEW YORK NY 10023-7000	43,551	6.41%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	46,518	6.85%
CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	51,332	7.56%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	68,894	10.14%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	134,447	19.79%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	141,460	20.83%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9,332	7.31%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	11,474	8.99%
CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14,607	11.45%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16,347	12.81%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	55,896	43.80%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	325,606	19.22%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	576,062	34.01%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	601,105	35.48%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	723	100.00%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	24,180	10.97%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	145,823	66.16%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	8,868	100.00%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	8,870	99.46%
CLASS	LAURA TETLOW 1010 TURQUOISE ST STE 215 SAN DIEGO CA 92109-1266	244	23.20%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	797	75.68%
CLASS R5	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,809	10.74%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	15,029	89.26%
CLASS R6	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	390	5.47%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	809	11.35%
CLASS R6	ASCENSUS TRUST COMPANY P.O. BOX 10758 FARGO ND 58106-0758	5,924	83.18%
Floating Rate
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	18,148,284	5.33%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	20,957,813	6.16%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	22,697,341	6.67%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	28,509,393	8.37%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	30,449,308	8.94%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,193,846	9.16%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	37,170,131	10.92%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	38,464,739	11.30%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	43,499,933	12.78%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9,678,105	5.91%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,943,190	9.12%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,959,248	9.13%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	24,411,630	14.90%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,435,564	15.53%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	28,643,659	17.48%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	40,480,273	6.87%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	46,114,758	7.83%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	47,349,389	8.04%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	52,485,990	8.91%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	53,844,518	9.14%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	71,416,073	12.12%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	81,493,013	13.83%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	147,276,615	24.99%
CLASS F3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,990,146	8.56%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	5,941,647	25.57%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15,092,458	64.94%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	35,203,282	16.05%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	57,624,254	26.27%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	58,051,201	26.46%
CLASS R2	GARY FRIEDMAN TTEE FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,585	5.18%
CLASS R2	JEFFREY FRENCH TTEE FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9,937	5.37%
CLASS R2	GREAT-WEST TRUST CO LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	14,720	7.96%
CLASS R2	CAPITAL BANK & TRUST COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	15,560	8.41%
CLASS R2	ASCENSUS TRUST CO PO BOX 10758 FARGO ND 58106-0758	34,352	18.58%
CLASS R2	MATRIX TRUST COMPANY 40 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	48,158	26.04%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	4,866,410	79.15%
CLASS R4	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	152,513	8.04%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	175,883	9.27%
CLASS R4	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	385,088	20.30%
CLASS R4	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	785,954	41.43%
CLASS R5	FIIOC FBO MANAGEMENT CONCEPTS, INC. 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	76,363	10.01%
CLASS R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	81,188	10.65%
CLASS R5	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	81,823	10.73%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	183,180	24.02%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	187,148	24.54%
CLASS R6	STEAMFITTERS INDUSTRY WELFARE FUND 2708 40TH AVE LONG ISLAND CITY NY 11101-3725	1,254,881	12.17%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,528,989	14.83%
CLASS R6	WELLS FARGO BANK NA FBO PO BOX 1533 MINNEAPOLIS MN 55480-1533	4,017,902	38.97%
Focused Growth
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10,748	7.63%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	16,667	11.83%
CLASS A	LAWRENCE B STOLLER c/o LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25,575	18.16%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	28,114	19.96%
CLASS A	KARLA M RABUSCH TR 1325 FILBERT ST SAN FRANCISCO CA 94109-1723	38,243	27.15%
CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,333	100.00%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,397	6.43%
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,333	89.39%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,333	100.00%
CLASS I	TD AMERITRADE FBO 410 LAKE RD FAR HILLS NJ 07931-2316	5,653	5.27%
CLASS I	TD AMERITRADE 25 YUMA TRL OAK RIDGE NJ 07438-9320	5,843	5.45%
CLASS I	TD AMERITRADE FBO 149 BRANDON CT BRANCHBURG NJ 08853-4230	6,548	6.11%
CLASS I	TD AMERITRADE 8 POPPYS CT COLUMBIA NJ 07832-2400	6,561	6.12%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,333	6.84%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	667	100.00%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	667	100.00%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	667	100.00%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,333	42.30%
CLASS R6	MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	45,476	57.70%
Focused Small Cap Value
CLASS A	ROBERT S DOW & 120 RIDGE RD TUXEDO PARK NY 10987-4251	111,335.674	47.93%
CLASS I	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	238,304.242	5.47%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	596,491.479	13.69%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	3,521,105.129	80.84%
Fundamental Equity
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,320,776	5.35%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	53,621,958	45.35%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,128,31 1	6.06%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,185,859	6.37%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,196,791	6.43%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,332,300	7.16%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,364,702	7.33%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,982,034	10.65%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,160,939	11.61%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,051,675	16.39%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	982,791	5.89%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,333,066	7.99%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,382,006	8.29%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,629,719	9.77%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,858,937	11.14%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,402,486	20.40%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,692,686	22.14%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,758,585	97.05%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	4,504,417	11.50%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	10,368,858	26.47%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	16,282,407	41.57%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	358,642	85.68%
CLASS R2	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	28,922	6.91%
CLASS R2	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	57,358	13.70%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	80,131	19.13%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	149,805	35.77%
CLASS R3	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	735,858	8.24%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	5,052,325	56.56%
CLASS R4	RELIANCE TRUST COMPANY FBO PO BOX 28004 ATLANTA GA 30358-0004	66,980	14.45%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	122,869	26.51%
CLASS R4	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	147,286	31.78%
CLASS R5	FIIOC FBO 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	7,385	7.71%
CLASS R5	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	7,742	8.09%
CLASS R5	FIIOC FBO LIPSON, NEILSON, COLE, SELTZER & GARIN, P.C. 401(K) PLAN AND TRUST 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	8,962	9.36%
CLASS R5	FIIOC FBO PARKHOUSE TIRE SERVICE INC 401K PLAN AND TRUST 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	9,226	9.64%
CLASS R5	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	14,500	15.14%
CLASS R5	FIIOC GALVAN INDUSTRIES INC PS 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	16,784	17.53%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	28,800	30.08%
CLASS R6	GREAT-WEST TRUST FBO RTC TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	112,377	5.55%
CLASS R6	PIMS/PRUDENTIAL RETPLAN 8441 GULF FWY HOUSTON TX 77017-5000	212,581	10.50%
CLASS R6	SEIZ P C 401(K) P/S PLAN FIIOC FBO 100 MAGELLAN WAY COVINGTON KY 41015-1987	372,780	18.41%
CLASS R6	U S BANK FBO 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	403,228	19.92%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	613,865	30.32%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
Global Bond
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	205,225	99.39%
CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25,498	97.48%
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	205,537	100.00%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	154,293	100.00%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	205,537	100.00%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25,595	100.00%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25,643	100.00%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	25,692	100.00%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,695	8.15%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	154,292	91.85%
Global Equity Research
CLASS A	ERIC D SIEGEL & ELYSSA J SIEGEL TR 3985 OAK AVE NORTHBROOK IL 60062-4922	22,462	6.96%
CLASS A	DARIA L FOSTER 62 WEST 62ND ST PH NEW YORK NY 10023-7000	27,878	8.64%
CLASS A	DOUGLAS B SIEG C/O LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	49,187	15.24%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	53,482	16.58%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	108,955	33.77%
CLASS C	CATHERINE A STEHLE CUST 52 NELSON ST FARMINGDALE NY 11735-4226	2,501	5.03%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29,855	59.99%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	109,207	94.26%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,086	100.00%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	109,425	100.00%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,103	100.00%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	1,372	8.24%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	15,293	91.76%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,111	100.00%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,116	100.00%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	76,644	100.00%
Global Select Equity
CLASS A	DOUGLAS B SIEG C/O LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	16,561	48.28%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	16,760	48.86%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	930	10.88%
CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,346	85.91%
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,533	100.00%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,562	100.00%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,380	100.00%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	669	100.00%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	670	100.00%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	670	100.00%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,628	36.90%
Class R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,562	63.10%
Growth Leaders Fund
CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,012,560	5.79%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,377,209	6.84%
CLASS A	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,846,186	8.19%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,328,338	9.58%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,385,736	9.74%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,331,346	15.34%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,402,273	5.65%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,555,412	6.27%
CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,664,180	6.71%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,668,387	6.73%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,069,611	8.35%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,159,175	8.71%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,883,498	15.66%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,102,890	20.58%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,656,840	5.47%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,222,417	8.69%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5,453,497	11.22%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5,553,061	11.42%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,696,019	11.72%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6,431,783	13.23%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,708,947	13.80%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,264,936	14.95%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	176,637	8.94%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,726,644	87.34%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,084,726	5.34%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,175,945	5.79%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,390,667	11.78%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	3,580,346	17.64%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	4,554,079	22.43%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,836,585	28.75%
CLASS R2	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	3,396	6.89%
CLASS R2	STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2137	3,731	7.56%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,160	63.17%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	34,797	6.61%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	145,157	62.40%
CLASS R5	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	19,162	5.94%
CLASS R5	AUL AMERICAN UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	21,218	6.58%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	69,389	21.52%
CLASS R5	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	203,664	63.16%
CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	62,855	5.59%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	118,160	10.52%
CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	233,315	20.76%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	569,418	50.67%
Growth Opportunities
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6,866,296	43.38%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	207,835	12.49%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	226,607	13.62%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	49,205	5.58%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	53,550	6.07%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	54,590	6.19%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	74,517	8.45%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	77,372	8.77%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	101,768	11.53%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	176,673	20.02%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	215,463	24.42%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	271,377	99.72%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	3,185,680	20.74%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,211,498	33.92%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,360,078	41.40%
CLASS P	AUL AMERICAN UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	7,843	5.61%
CLASS P	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	46,943	33.55%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	84,506	60.40%
CLASS R2	MASSACHUSETTS MUTUAL INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	2,103	5.70%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,153	5.83%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	3,396	9.20%
CLASS R2	K MEASEL R MEASEL S MEASEL 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	3,636	9.85%
CLASS R2	RELIANCE TRUST CO PO BOX 28004 ATLANTA GA 30358-0004	6,935	18.78%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,307	41.45%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	232,842	29.47%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,232	5.10%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R4	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	3,708	8.47%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	7,789	17.80%
CLASS R4	PAI TRUST COMPANY, INC. 1300 ENTERPRISE DR DE PERE WI 54115-4934	8,795	20.09%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	537	17.40%
CLASS R5	FIIOC FBO PETERS’, INC. 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	2,489	80.55%
CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	17,092	7.60%
CLASS R6	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	39,581	17.59%
CLASS R56	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	132,815	59.03%
High Yield
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,448,640	5.31%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	8,745,718	5.49%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,141,710	7.00%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,423,656	7.80%
CLASS A	CHARLES SCHWAB & CO 211 MAIN STREET SAN FRANCISCO CA 94105-1905	18,813,225	11.82%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	21,301,471	13.38%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	22,469,907	14.12%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,454,484	6.37%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,803,263	7.01%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,884,924	7.16%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,365,475	8.05%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	4,712,998	8.69%
CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,137,494	9.47%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,406,329	9.96%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,103,558	22.31%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	17,360,803	5.97%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17,928,379	6.16%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	18,683,465	6.42%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	19,847,503	6.82%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	26,642,799	9.16%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	32,788,008	11.27%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	50,186,798	17.25%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	80,442,457	27.65%
CLASS F3	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	4,123,544	5.86%
CLASS F3	THE BLUE CROSS & BLUE SHIELD OF FLORIDA FOUNDATION INC 4800 DEERWOOD CAMPUS PKWY JACKSONVILLE FL 32246-8273	4,665,755	6.63%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	60,551,982	85.99%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	11,456,312	5.27%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,681,343	11.82%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	26,282,130	12.10%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	30,453,449	14.02%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	31,265,893	14.39%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31,391,399	14.45%
High Yield Municipal Bond
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,625,682	5.04%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,907,270	6.19%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,837,721	8.82%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,597,832	10.39%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11,794,563	10.57%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	35,226,889	31.57%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,308,816	5.02%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,483,271	5.69%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,442,447	9.37%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,614,660	10.03%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,430,390	17.00%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,424,693	24.65%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,153,671	5.83%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	3,781,132	6.99%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,096,943	9.42%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5,158,272	9.53%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7,694,108	14.22%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7,709,988	14.25%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,314,536	26.45%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	144,043	10.23%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,260,555	89.49%
CLASS I	C/O UNION BANK ID 797 1 FREEDOM VALLEY DR OAKS PA 19456-9989	1,212,859	8.46%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,402,714	9.78%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,413,987	16.83%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,431,476	51.82%
CLASS P	ASCENSUS TRUST CO 690558 PO BOX 10758 FARGO ND 58106-0758	1,851	21.57%
CLASS P	RELIANCE TRUST CO PO BOX 28004 ATLANTA GA 30358-0004	6,725	78.33%
CLASS R2	COMERICA BANK P.O. BOX 75000 MAIL CODE 3446 DETROIT MI 48275-0001	210,194	11.33%
CLASS R2	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	378,359	20.40%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	546,153	29.44%
CLASS R3	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	1,408,701	9.34%
CLASS R3	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	1,474,543	9.77%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	6,240,940	41.37%
CLASS R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	776,844	5.58%
CLASS R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	782,695	5.62%
CLASS R4	VOYA INSTITUTIONAL TRUST PO BOX 3507 LITTLE ROCK AR 72203-3507	1,016,709	7.30%
CLASS R4	JOHN HANCOCK LIFE INSURANCE CO USA 601 CONGRESS ST BOSTON MA 02210-2805	1,100,593	7.90%
CLASS R4	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	1,137,984	8.17%
CLASS R4	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,286,879	9.24%
CLASS R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	1,322,959	9.50%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,476,965	24.96%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	1,838,424	5.06%
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,424,889	6.68%
CLASS R5	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	11,662,543	32.12%
CLASS R5	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	12,981,921	35.75%
CLASS R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	3,947,805	5.19%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,790,557	6.30%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,804,495	6.31%
CLASS R6	DEFAULT OPERAATTNM 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	5,089,430	6.69%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	5,281,712	6.94%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,024,348	10.55%
CLASS R6	DEFAULT OPERAATTNM 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	8,165,119	10.73%
Income
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16,104,998	5.04%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	17,874,386	5.59%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17,940,258	5.61%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	21,116,801	6.61%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23,951,516	7.49%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	121,142,386	37.90%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,037,991	5.14%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,610,959	6.11%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,183,636	7.08%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,807,928	9.83%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,990,126	10.14%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6,060,959	10.26%
CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6,612,189	11.19%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,195,569	20.64%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10,814,079	6.30%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,724,704	6.84%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13,970,618	8.15%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15,845,398	9.24%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20,769,611	12.11%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,761,224	13.27%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	56,791,782	33.11%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	159,043,929	99.46%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	12,215,003	20.84%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	12,222,197	20.86%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,773,601	37.15%
CLASS R2	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	152,451	27.94%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	198,023	36.30%
CLASS R3	PIMS/PRUDENTIAL RETPLAN 280 TRUMBULL ST HARTFORD CT 06103-3509	1,031,993	5.73%
CLASS R3	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	1,069,268	5.93%
CLASS R3	PIMS/PRUDENTIAL RETPLAN 280 TRUMBULL ST HARTFORD CT 06103-3509	4,129,979	22.92%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	7,076,377	39.27%
CLASS R4	FIIOC 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	161,129	7.00%
CLASS R4	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	433,374	18.82%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,354,714	58.85%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	FIIOC FBO 100 MAGELLAN WAY COVINGTON KY 41015-1987	143,485	8.29%
CLASS R5	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,448,842	83.75%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	799,025	5.55%
CLASS R6	VOYA INSTITUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	1,332,704	9.26%
CLASS R6	ASCENSUS TRUST CO PO BOX 10758 FARGO ND 58106-0758	2,923,082	20.32%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,891,370	47.90%
Inflation Focused
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	736,200	6.10%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,164,486	9.65%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,179,593	9.77%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,305,583	10.82%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,319,793	10.93%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,908,757	15.81%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	2,146,654	17.78%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	295,633	8.50%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	349,999	10.06%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	450,577	12.95%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	471,954	13.57%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	495,132	14.23%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	707,116	20.33%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,337,282	7.49%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,520,910	8.08%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,570,437	8.24%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,588,509	11.50%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	4,302,629	13.79%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	4,926,208	15.79%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,464,954	27.14%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	315,298	18.80%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,354,324	80.77%
CLASS I	PROASSURANCE CASUALTY COMPANY 100 BROOKWOOD PL BIRMINGHAM AL 35209-6811	2,778,315	5.15%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,882,504	5.35%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,222,622	11.54%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,653,961	14.20%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	8,348,502	15.49%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20,358,716	37.77%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,077	99.96%
CLASS R3	MATRIX TRUST COMPANY CUST FBO HAWK SALES 717 17TH ST STE 1300 DENVER CO 80202-3304	567	6.51%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	721	8.29%
CLASS R3	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	2,128	24.43%
CLASS R3	ASCENSUS TRUST CO FBO 151 PO BOX 10758 FARGO ND 58106-0758	4,581	52.59%
CLASS R4	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	38,011	18.05%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	168,280	79.92%
CLASS R5	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,473	7.21%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	1,989	9.74%
CLASS R5	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,901	38.69%
CLASS R5	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,619	42.20%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	265,346	5.03%
CLASS R6	MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	806,066	15.27%
CLASS R6	MAC & CO. 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	1,159,771	21.97%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,567,213	48.63%
Intermediate Tax Free
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,185,505	5.88%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8,318,040	5.98%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	9,138,299	6.57%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11,970,823	8.61%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	17,042,900	12.25%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,089,262	15.88%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	36,074,846	25.94%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,560,660	6.99%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,980,117	8.14%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,154,186	8.61%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,705,422	18.31%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,959,682	32.65%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,521,662	5.46%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10,820,236	6.94%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26,900,489	17.24%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	28,587,362	18.33%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,230,506	37.33%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,674,844	97.24%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	3,578,677	6.80%
CLASS I	VALLEE & CO FBO FCB 480 PILGRIM WAY, SUITE 1000 GREEN BAY WI 54304-5280	5,417,066	10.30%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7,653,137	14.55%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,131,894	23.06%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,456,566	25.57%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
International Equity
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9,068,227	61.28%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	67,304	7.02%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	91,811	9.57%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	112,927	11.78%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	382,595	9.06%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,401,550	80.56%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	370,310	99.95%
CLASS I	MULTI-ASSET GLOBAL OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,072,521	9.95%
CLASS I	MULTI-ASSET INCOME STRATEGY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,786,759	27.77%
CLASS I	MULTI-ASSET GROWTH STRATEGY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,299,769	30.23%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,431,149	30.86%
CLASS P	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	542	16.36%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	2,462	74.27%
CLASS R2	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	2,177	6.69%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	4,351	13.38%
CLASS R2	PAI TRUST COMPANY, INC. 1300 ENTERPRISE DR DE PERE WI 54115-4934	6,100	18.76%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,887	61.16%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R3	CAPITAL BANK & TRUST CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	35,438	5.17%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	228,172	33.32%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	4,698	5.39%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	4,874	5.59%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	5,144	5.90%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	11,039	12.66%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	829	14.27%
CLASS R5	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	2,363	40.66%
CLASS R5	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,620	45.07%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	203,672	95.83%
International Opportunities
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	552,103	6.12%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	562,284	6.23%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	564,294.777	6.25%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	645,923	7.16%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,972,599	32.95%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	98,755	5.08%
CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	110,795	5.70%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	130,775	6.73%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	135,213	6.96%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	137,806	7.09%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	194,711	10.02%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	219,495	11.30%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	257,855	13.27%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	563,472	6.70%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	731,639	8.70%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	740,621	8.81%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	922,687	10.98%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,019,402	12.13%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,128,158	13.42%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,222,032	14.54%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,423,754	16.94%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	117,137	8.93%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,194,345	91.01%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,280,219	8.88%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	11,956,624	82.96%
CLASS P	CAPTITAL BANK & TRUST COPMANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	771	10.10%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS P	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	6,848	89.72%
CLASS R2	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	16,484	6.78%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,317	13.29%
CLASS R2	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	81,418	33.49%
CLASS R2	MASSACHUSETTS MUTUAL INSURANCE COM 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	86,886	35.74%
CLASS R3	AUL AMERICAN UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	69,477	5.08%
CLASS R3	MASSACHUSETTS MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	71,477	5.23%
CLASS R3	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	108,074	7.91%
CLASS R3	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	605,526	44.31%
CLASS R4	FIIOC FBO C.E. TOLAND & SON 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	15,770	5.59%
CLASS R4	MASSACHUSETTS MUTUAL INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	21,805	7.73%
CLASS R4	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	38,407	13.61%
CLASS R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	42,398	15.02%
CLASS R4	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	51,365	18.20%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	90,718	32.14%
CLASS R5	FIIOC FBO 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	101,865	8.29%
CLASS R5	AUL AMERICAN UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	165,209	13.44%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	866,437	70.48%
CLASS R6	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	214,387	10.89%
CLASS R6	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	234,404	11.91%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	381,839	19.39%
CLASS R6	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	691,065	35.10%
International Value
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	29,041,853	73.32%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	302,057	5.34%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	355,758	6.29%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	454,097	8.03%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	502,617	8.89%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	548,945	9.70%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	626,014	11.07%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	805,309	14.24%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	922,809	16.31%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	474,464	7.31%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	563,722	8.69%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	586,135	9.03%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	786,365	12.12%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,040,528	16.04%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,247,622	19.23%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,255,140	19.34%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,778,094	99.62%
CLASS I	MULTI-ASSET GLOBAL OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	3,821,353	9.22%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	10,476,033	25.27%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	11,426,422	27.56%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	11,630,175	28.05%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	53,475	94.87%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	392,125	37.00%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	486,351	45.90%
CLASS R4	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	509	8.81%
CLASS R4	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	665	11.52%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	786	13.61%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,447	25.07%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	1,799	31.16%
CLASS R5	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	231	13.72%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,454	86.28%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	218,480	98.82%
Micro Cap Growth
CLASS A	JOAN A BINSTOCK TR 1105 PARK AVE APT 9B NEW YORK NY 10128-1200	53,732	5.82%
CLASS A	CHRISTINA SEIX DOW CO 120 RIDGE RD TUXEDO PARK NY 10987-4251	551,507	59.73%
CLASS I	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	918,580	11.48%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	1,170,420	14.62%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,915,085	73.89%
Mid Cap Stock
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,983,155	5.29%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,032,887	5.42%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,750,592	7.34%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,983,155	5.29%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,032,887	5.42%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,750,592	7.34%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,296,976	8.80%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11,004,120	29.35%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	133,395	5.24%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	136,538	5.36%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	141,810	5.57%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	158,205	6.21%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	160,372	6.30%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	163,528	6.42%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	242,268	9.51%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	482,175	18.93%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	361,114	6.15%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	376,079	6.41%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	404,518	6.89%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	508,387	8.66%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	524,066	8.93%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	556,078	9.47%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,010,358	17.21%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,366,584	23.27%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	862,617	97.50%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,301,247	5.56%
CLASS I	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,710,835	24.41%
CLASS I	MULTI-ASSET GROWTH 90 HUDSON ST JERSEY CITY NJ 07302-3900	6,764,920	28.91%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	7,501,061	32.06%
CLASS P	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	117,584	6.92%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,244,547	73.22%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 4 JACKSONVILLE FL 32246-6484	431,767	86.57%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	71,498	6.93%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	120,911	11.71%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	169,402	24.94%
CLASS R4	C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	357,028	52.57%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	82,089	46.73%
CLASS R5	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	84,069	47.85%
CLASS R6	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	47,060	5.09%
CLASS R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	50,075	5.42%
CLASS R6	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	55,040	5.96%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	89,175	9.65%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	347,720	37.64%
Multi-Asset Balanced Opportunity
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,894,286	5.57%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	64,914,894	61.38%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,000,372	5.37%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,315,624	7.06%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,123,929	11.40%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,557,593	13.73%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,579,030	19.22%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	231,274	6.04%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	377,429	9.85%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	529,610	13.82%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	622,476	16.25%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	692,648	18.08%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	924,031	24.12%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	984	100.00%
CLASS I	RELIANCE TRUST CO TTEE 1100 ABERNATHY RD ATLANTA GA 30328-5620	52,470	5.08%
CLASS I	MATRIX TRUST COMPANY PO BOX 52129 PHOENIX AZ 85072-2129	54,072	5.23%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	71,819	6.95%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	747,649	72.34%
CLASS P	ASCENSUS TRUST CO PO BOX 10758 FARGO ND 58106-0758	2,848	5.60%
CLASS P	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	11,461	22.52%
CLASS P	RELIANCE TRUST COMPANY FBO PO BOX 28004 ATLANTA GA 30358-0004	35,563	69.87%
CLASS R2	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,856	5.53%
CLASS R2	ASCENSUS TRUST COMPANY FBO P.O. BOX 10758 FARGO ND 58106-0758	7,770	23.14%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R2	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23,102	68.79%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	344,122	15.06%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	374,628	16.40%
CLASS R4	MATRIX TRUST COMPANY CUST FBO DAN C COLE PC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	26,347	5.14%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	27,618	5.39%
CLASS R5	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	1,868	17.78%
CLASS R5	FIIOC 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	8,614	81.97%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	25,126	5.94%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	25,967	6.14%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	55,765	13.18%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	63,837	15.09%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	169,437	40.04%
Multi-Asset Global Opportunity
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	634,417	6.16%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,366,709	52.10%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	188,019	8.76%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	246,173	11.47%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	260,452	12.13%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	20,188	5.94%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20,673	6.08%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	21,094	6.20%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	31,055	9.13%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	38,616	11.36%
CLASS F	STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2188	49,795	14.64%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	54,498	16.03%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	76,590	22.52%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	967	100.00%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6,897	6.58%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	35,074	33.44%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	61,086	58.24%
CLASS R2	PAI TRUST COMPANY, INC. 1300 ENTERPRISE DR DE PERE WI 54115-4934	36,787	96.21%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	10,219	5.00%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	12,383	6.06%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	20,443	10.01%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	24,397	11.95%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	2,820	5.19%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	3,616	6.66%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	4,223	7.77%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	9,185	16.91%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	12,621	23.23%
CLASS R5	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	427	10.39%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,006	24.47%
CLASS R5	NATIONWIDE TRUST CO FSB PO BOX 182029 COLUMBUS OH 43218-2029	2,679	65.14%
CLASS R6	WASHINGTON SUBURBAN SANITARY 14501 SWEITZER LN FL 11 LAUREL MD 20707-5901	2,561,832	99.05%
Multi-Asset Growth
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,616,124	5.59%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	25,683,895	54.91%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	656,914	7.22%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	819,891	9.01%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,037,280	11.40%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,073,798	11.80%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	120,601	5.82%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	135,760	6.56%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	165,700	8.00%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	195,396	9.44%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	234,398	11.32%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	242,553	11.71%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	386,575	18.67%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	473,383	22.86%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	551	28.49%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,383	71.51%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	205,405	11.11%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	1,578,761	85.37%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	379	15.55%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	477	19.60%
CLASS R2	MG TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	1,428	58.56%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	172,220	9.94%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	380,090	21.93%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,497	100.00%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	36,500	5.35%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	59,503	8.73%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	175,784	25.79%
Multi-Asset Income
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,622,251	5.58%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,257,614	9.06%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,833,064	10.29%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,810,749	12.37%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11,564,291	24.62%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,412,008	5.46%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,637,583	6.33%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,676,426	6.48%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,974,762	7.63%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,034,071	7.86%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,609,097	13.95%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,700,711	25.90%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	838,641	5.95%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	941,209	6.68%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,245,392	8.84%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,396,496	9.91%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,422,020	10.09%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,814,722	12.87%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,377,709	16.87%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,740,423	19.44%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	241,934	98.10%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	241,512	7.04%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,526,769	73.71%
CLASS R2	DONG II SEO & DAE HYUN SON 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	1,366	17.02%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,638	20.41%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,021	62.53%
CLASS R3	MATRIX TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	89,596	6.18%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	279,664	19.28%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	699,387	48.22%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	13,319	7.97%
CLASS R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	25,516	15.27%
CLASS R4	CAPITAL BANK & TRUST COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	34,165	20.44%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	801	35.03%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	1,486	64.97%
CLASS R6	MATRIX TRUST COMPANY CUST. 717 17TH ST STE 1300 DENVER CO 80202-3304	11,957	5.91%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	14,651	7.24%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	16,464	8.13%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	20,234	10.00%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24,607	12.16%
CLASS R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	28,927	14.29%
National Tax Free
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8,115,688	5.43%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,564,876	7.74%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,832,545	7.92%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	66,531,739	44.52%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	789,560	6.06%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	911,588	7.00%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,081,695	8.30%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,862,491	14.29%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,152,848	16.52%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,175,067	24.37%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,475,656	6.18%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,900,739	7.24%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,980,129	7.44%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,250,913	8.12%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,407,358	8.51%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	3,486,079	8.70%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5,684,778	14.20%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,447,352	31.08%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	214,732	7.38%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,694,670	92.58%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	431,628	5.95%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	805,867	11.11%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,365,879	18.83%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,205,984	44.20%
New Jersey Tax Free
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,004,189	5.63%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,007,723	5.65%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,016,236	5.69%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,417,939	7.94%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,297,980	12.87%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,479,119	19.49%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	306,254	9.84%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	330,346	10.62%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	423,715	13.62%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	511,616	16.44%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	613,189	19.70%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	625,400	20.10%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,184	5.96%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	2,810	7.67%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	31,634	86.36%
CLASS I	TD AMERITRADE 174 HIGH TOR DR WATCHUNG NJ 07069-5412	39,211	9.51%
CLASS I	TD AMERITRADE FBO 162 PLEASANT VALLEY RD MORGANVILLE NJ 07751-1164	69,212	16.78%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	211,875	51.37%
New York Tax Free
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,925,315	7.98%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,433,094	10.09%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,519,295	10.45%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,110,455	12.90%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,289,270	17.79%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	168,208	5.02%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	196,598	5.87%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	290,250	8.66%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	355,680	10.62%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	870,937	25.99%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	931,362	27.80%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	284,745	7.36%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	297,955	7.70%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	386,609	9.99%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	415,485	10.74%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	422,925	10.93%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,629,250	42.12%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	80,503	100.00%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	81,499	7.33%
CLASS I	SEI PRIVATE TRUST CO 1 FREEDOM VALLEY DR OAKS PA 19456-9989	171,338	15.42%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	324,895	29.23%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	513,180	46.17%
Bond Debenture Portfolio
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	5,262,329	5.50%
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	8,418,065	8.80%
CLASS VC	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS FL 12 NEW YORK NY 10104-1472	11,735,624	12.27%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	51,375,071	53.73%
Classic Stock Portfolio
CLASS VC	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	178,365	5.29%
CLASS VC	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS FL 12 NEW YORK NY 10104-1472	357,700	10.61%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	360,312	10.68%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	2,335,379	69.25%
Developing Growth Portfolio
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	252,261	11.64%
CLASS VC	HORACE MANN LIFE INS 1 HORACE MANN PLZ SPRINGFIELD IL 62715-0001	318,162	14.68%
CLASS VC	LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	496,133	22.89%
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	724,404	33.42%
Fundamental Equity Portfolio
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	2,024,114	9.62%
CLASS VC	DELAWARE LIFE INSURANCE 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	2,077,781	9.87%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	13,839,514	65.74%
Growth & Income Portfolio
CLASS VC	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,107,200	6.49%
CLASS VC	PHOENIX HOME LIFE VARIABLE INSURANCE 15 TECH VALLEY DR EAST GREENBUSH NY 12061-4141	1,135,062	6.65%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	2,143,183	12.56%
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	2,144,242	12.57%
CLASS VC	AIG SUNAMERICA LIFE ASSURANCE 2727A ALLEN PKWY # 4-D1 HOUSTON TX 77019-2107	7,485,437	43.87%
Growth Opportunities Portfolio
CLASS VC	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	1,728,781	17.57%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	6,577,626	66.85%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
International Equity Portfolio
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	3,730,250	98.23%
International Opportunities Portfolio
CLASS VC	MIDLAND NATIONAL LIFE INS CO PO BOX 79907 WDM IA 50325-0907	606,492	9.86%
CLASS VC	MIDLAND NATIONAL LIFE INS CO 4350 WESTOWN PARKWAY DES MOINES IA 50266-1036	855,735	13.91%
CLASS VC	JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	879,863	14.30%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	3,231,318	52.53%
Mid Cap Stock Portfolio
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	704,348	5.85%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	2,584,004	21.47%
CLASS VC	AIG SUNAMERICA LIFE ASSURANCE 2727A ALLEN PKWY # 4-D1 HOUSTON TX 77019-2107	3,333,990	27.70%
CLASS VC	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	3,564,159	29.61%
Short Duration Income Portfolio
CLASS VC	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	634,917	11.00%
CLASS VC	MIDLAND NATIONAL LIFE INS 4546 CORPORATE DRIVE STE 100 WEST DES MOINES IA 50266-5911	1,086,383	18.82%
CLASS VC	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	1,333,702	23.10%
CLASS VC	LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	2,411,462	41.77%
Series – Total Return
CLASS VC	GREAT WEST LIFE AND ANNUITY 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	2,182,744	6.16%
CLASS VC	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	2,783,391	7.86%
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	2,964,903	8.37%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS VC	NATIONWIDE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	3,520,301	9.94%
CLASS VC	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	17,750,719	50.12%
Calibrated Dividend Growth Portfolio
CLASS VC	JEFFERSON NATIONAL LIFE INS CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	596,331	5.22%
CLASS VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	727,396	6.36%
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	939,660	8.22%
CLASS VC	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	1,553,391	13.59%
Class VC	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	6,919,011	60.53%
Short Duration High Yield Municipal Bond
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	603,584	6.36%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	769,064	8.11%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	800,215	8.44%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	966,263	10.19%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,239,635	13.07%
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,242,311	13.10%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,634,748	17.23%
CLASS C	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	38,429	5.32%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	39,974	5.54%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59,576	8.25%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	61,966	8.58%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	LPL FINANCIAL PO BOX 509046 SAN DIEGO CA 92150-9046	78,329	10.85%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	114,048	15.80%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	120,965	16.75%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	137,112	18.99%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	425,515	5.10%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	440,860	5.29%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	470,265	5.64%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,061,881	12.74%
CLASS F	LPL FINANCIAL PO BOX 509046 SAN DIEGO CA 92150-9046	1,203,644	14.44%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,646,615	19.75%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,524,272	30.28%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	355,378	98.15%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	354,971	11.10%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,371,098	74.13%
Short Duration Core Bond
CLASS A	JOAN A BINSTOCK 1105 PARK AVE APT 9B NEW YORK NY 10128-1200	73,988	10.06%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	330,519	44.92%
CLASS C	JAMES X MCGINN 286 BALCHEN ST MASSAPEQUA PARK NY 11762-1111	12,420	5.86%
CLASS C	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	28,165	13.29%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	97,669	46.09%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	137,901	24.11%
CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	159,377	27.87%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	253,521	44.33%
CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	159,998	100.00%
CLASS I	TD AMERITRADE 21526 SW CAYUSE CT TUALATIN OR 97062-9025	1,590	12.02%
CLASS I	TD AMERITRADE FBO 14307 SW BARROWS RD BEAVERTON OR 97007-6136	5,230	39.52%
CLASS I	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,322	40.22%
CLASS R2	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,630	100.00%
CLASS R3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,635	36.15%
CLASS R3	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	4,654	63.85%
CLASS R4	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,648	100.00%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	2,661	100.00%
CLASS R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	9,814	5.34%
CLASS R6	MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	11,173	6.08%
CLASS R6	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	159,998	87.05%
Short Duration Income Fund
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	115,140,350	5.16%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	183,360,716	8.23%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS A	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	201,462,122	9.04%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	214,713,083	9.63%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	226,501,221	10.16%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	242,606,579	10.88%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	243,491,991	10.92%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	250,631,768	11.24%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	57,394,709	5.06%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	62,951,244	5.55%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	70,918,142	6.26%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	83,848,434	7.40%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	111,705,671	9.86%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	117,621,497	10.38%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	148,409,774	13.09%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	280,847,710	24.78%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	270,519,667	5.89%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	333,395,682	7.26%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	352,180,340	7.67%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	406,650,223	8.86%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	458,609,910	9.99%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	592,040,803	12.90%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	865,020,415	18.84%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	950,014,251	20.69%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	403,957,923	42.52%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	467,892,322	49.25%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	432,089,736	20.94%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	482,812,744	23.40%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	506,632,237	24.56%
CLASS R2	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	903,006	18.98%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,758,423	57.98%
CLASS R3	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	8,883,592	11.02%
CLASS R3	VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD CT 06199-0065	18,691,412	23.18%
CLASS R3	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	34,647,476	42.97%
CLASS R4	VOYA RETIREMENT INS AND ANNUITY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	1,535,194	5.37%
CLASS R4	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	3,178,705	11.11%
CLASS R4	JOHN HANCOCK LIFE INSURANCE CO 601 CONGRESS ST BOSTON MA 02210-2805	6,352,862	22.21%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,084,366	24.77%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	797,177	5.42%
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,001,741	6.80%
CLASS R5	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	1,885,330	12.81%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	3,790,563	25.75%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,261,782	5.34%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	11,711,570	6.76%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,961,283	6.90%
CLASS R6	DESERET MUTUAL EMPLOYEE PENSION PLAN TRUST PO BOX 45530 SALT LAKE CITY UT 84145-0530	33,022,294	19.06%
Short Duration Tax Free
CLASS A	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,099,671	5.58%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,207,784	5.86%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,299,445	6.11%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,362,929	8.93%
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,525,826	12.02%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	6,398,787	16.99%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,630,962	28.23%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	384,826	6.04%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	729,646	11.46%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	785,034	12.33%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	979,413	15.38%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,171,436	34.10%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,845,257	5.40%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,222,970	6.50%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,474,325	7.24%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,439,286	65.66%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	277,572	14.66%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,613,185	85.22%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,172,077	17.18%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,812,204	26.56%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,850,071	41.77%
Small Cap Value
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	903,806	5.12%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	927,966	5.25%
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,447,775	8.20%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,383,828	30.49%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	68,609	5.23%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	122,665	9.35%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	185,220	14.11%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	273,117	20.81%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	41,382	5.92%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	43,587	6.24%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	47,272	6.76%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	52,075	7.45%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	55,298	7.91%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	69,252	9.91%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	71,579	10.24%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	77,381	11.07%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	97,963	14.01%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	99,798	14.28%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,491,093	99.81%
CLASS I	TEXASAVERS 457 PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	2,025,810	9.84%
CLASS I	THE VANGUARD FIDUCIARY TRUST CO PO BOX 2600 VALLEY FORGE PA 19482-2600	2,118,792	10.29%
CLASS I	TEXASAVER 401(K) PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	4,894,686	23.78%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	9,278,136	45.08%
CLASS P	VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	114,471	7.52%
CLASS P	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	257,253	16.90%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	689,896	45.33%
CLASS R2	JENNIFER OLSON 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	2,802	5.42%
CLASS R2	CAPITAL BANK & TRUST CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	4,890	9.46%
CLASS R2	B FOREMNY & P NIEPOKOJ 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	8,040	15.56%
CLASS R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9,420	18.23%
CLASS R2	JEFFREY FRENCH TTEE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	11,578	22.41%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 4 JACKSONVILLE FL 32246-6484	12,087	23.39%
CLASS R3	SELLENRIEK CONSTRUCTION INC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18,732	5.04%
CLASS R3	VOYA RETIREMENT INS AND ANNUITY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	21,245	5.71%
CLASS R3	ROGER BARAL & KEVIN CALHOUN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	21,514	5.78%
CLASS R3	CAPITAL BANK & TRUST CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	57,042	15.34%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48,636	32.21%
CLASS R4	C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	76,313	50.55%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	50	7.92%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	587	92.08%
CLASS R6	NABANK & CO PO BOX 2180 TULSA OK 74101-2180	61,005	7.51%
CLASS R6	WELLS FARGO BANK 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	66,339	8.16%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	262,215	32.27%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	394,649	48.56%
Total Return
CLASS A	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,594,849	12.46%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	69,013,437	58.93%
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	828,005	7.02%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,143,929	9.69%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,258,548	10.67%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,097,496	17.77%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,100,376	26.27%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	4,593,566	5.03%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5,134,048	5.62%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,472,975	5.99%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,627,118	9.44%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9,011,277	9.86%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11,767,484	12.88%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	32,824,579	35.91%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	57,671,018	99.74%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,644,375	6.65%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	4,182,339	10.51%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,554,841	16.47%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16,186,219	40.68%
CLASS P	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	10,266	17.32%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	16,985	28.65%
CLASS P	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	31,120	52.49%
CLASS R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	28,209	6.35%
CLASS R2	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	42,292	9.52%
CLASS R2	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	93,723	21.10%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	208,778	47.01%
CLASS R3	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	1,237,812	12.32%
CLASS R3	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,259,563	12.54%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	2,368,098	23.58%
CLASS R4	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	343,690	5.46%
CLASS R4	NATIONWIDE LIFE INSURANCE CO PO BOX 182029 COLUMBUS OH 43218-2029	374,962	5.95%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,287,259	52.19%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	2,066,266	18.15%
CLASS R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,755,493	32.99%
CLASS R5	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	4,053,636	35.61%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,493,180	5.48%
CLASS R6	SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182-0001	1,647,894	6.05%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	1,736,654	6.38%
CLASS R6	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	2,122,830	7.80%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,377,473	12.40%
CLASS R6	GREAT-WEST TRUST COMPANY LLC FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,857,148	14.17%
Ultra Short Bond
CLASS A	LPL FINANCIAL PO BOX 509046 SAN DIEGO CA 92150-9046	43,658,212	5.31%
CLASS A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	51,526,574	6.27%
CLASS A	STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2188	52,108,812	6.34%
CLASS A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	57,576,454	7.00%
CLASS A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	103,319,001	12.56%
CLASS A	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	106,941,185	13.00%
CLASS A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	221,560,306	26.94%
CLASS F	RBC CAPITAL MARKETS LLC 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	33,247,749	5.24%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	35,778,573	5.64%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	46,610,549	7.34%
CLASS F	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	53,645,933	8.45%
CLASS F	LPL FINANCIAL PO BOX 509046 SAN DIEGO CA 92150-9046	62,217,376	9.80%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	63,471,600	10.00%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	77,678,863	12.24%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	191,737,322	30.21%
CLASS F3	THE JACKSON LABORATORY 600 MAIN ST BAR HARBOR ME 04609-1500	2,547,126	9.87%
CLASS F3	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	10,086,081	39.07%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	12,626,020	48.91%
CLASS I	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900	10,255,332	6.80%
CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11,975,612	7.94%
CLASS I	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	26,263,584	17.41%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	27,645,602	18.32%
CLASS I	MULTI-ASSET INCOME STRATEGY FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	27,862,400	18.47%
CLASS R5	D A DAVIDSON & CO 8 3RD ST N GREAT FALLS MT 59401-3155	13,782	5.85%
CLASS R5	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	24,353	10.34%
CLASS R5	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	26,249	11.15%
CLASS R5	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	36,941	15.69%
CLASS R5	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	132,869	56.42%
CLASS R6	BENEFIT TRUST COMPANY PO BOX 12765 OVERLAND PARK KS 66282-2765	48,247	7.80%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	58,302	9.42%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R6	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	78,312	12.66%
CLASS R6	HOCO FBO NON FID ERISA 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	339,299	54.84%
U.S. Government Money Market
CLASS A	LORD ABBETT DISTRIBUTOR LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	19,439,403	6.55%
CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	33,843,196	11.40%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	43,439,725	14.64%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,049,447	5.06%
CLASS C	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,271,380	6.13%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,661,255	8.01%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,860,165	8.97%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,455,707	16.67%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,765,879	18.16%
CLASS I	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,064,443	43.70%
CLASS I	THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK NY 10987-4251	7,814,473	56.30%
Value Opportunities
CLASS A	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,840,911	6.24%
CLASS A	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	19,390,142	42.58%
CLASS C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	646,355	5.71%
CLASS C	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	679,552	6.01%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	718,535	6.35%
CLASS C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	745,529	6.59%
CLASS C	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	890,456	7.87%
CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,109,024	9.80%
CLASS C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,357,135	11.99%
CLASS C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,366,292	20.91%
CLASS F	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	832,622	6.05%
CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,032,667	7.50%
CLASS F	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,074,222	7.80%
CLASS F	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,255,986	9.12%
CLASS F	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,346,816	9.78%
CLASS F	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,554,618	11.29%
CLASS F	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,822,377	13.24%
CLASS F	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,622,850	19.05%
CLASS F3	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	15,573,512	99.35%
CLASS I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	3,125,447	16.18%
CLASS I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,249,243	16.82%
CLASS I	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	10,278,021	53.20%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS P	AUL GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	76,026	5.56%
CLASS P	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	157,025	11.48%
CLASS P	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	858,414	62.75%
CLASS R2	RELIANCE TRUST CO CUSTODIAN PO BOX 28004 ATLANTA GA 30358-0004	38,148	9.40%
CLASS R2	MASSACHUSETTS MUTUAL INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	49,295	12.15%
CLASS R2	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	60,163	14.83%
CLASS R2	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	119,702	29.50%
CLASS R3	VOYA RETIREMENT INS AND ANNUITY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	667,720	16.44%
CLASS R3	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,324,340	32.60%
CLASS R4	MASSACHUSETTS MUTUAL INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	167,872	5.98%
CLASS R4	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	232,465	8.28%
CLASS R4	JOHN HANCOCK LIFE INSURANCE CO USA RPS-TRADING OPS ST6 601 CONGRESS ST BOSTON MA 02210-2805	2,009,254	71.58%
CLASS R5	C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	7,162	5.07%
CLASS R5	FIIOC FBO 100 MAGELLAN WAY COVINGTON KY 41015-1987	8,392	5.94%
CLASS R5	FIIOC FBO KAHN LUCAS LANCASTER, 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	8,970	6.35%
CLASS R5	KATHERMAN BRIGGS GREENBERG LLP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	9,615	6.80%
CLASS R5	FIIOC FBO 100 MAGELLAN WAY COVINGTON KY 41015-1987	10,309	7.29%
CLASS R5	M ENGLEBRECHT & J ENGLEBRECHT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	12,109	8.57%

Fund	Name and Address of Beneficial Owner	Number	Percent of Class
CLASS R5	CAPITAL BANK & TRUST CO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	12,231	8.65%
CLASS R5	DCGT TRUSTEE & OR CUSTODIAN 711 HIGH ST DES MOINES IA 50392-0001	15,118	10.70%
CLASS R5	NATIONWIDE TRUST CO PO BOX 182029 COLUMBUS OH 43218-2029	17,305	12.24%
CLASS R5	FIIOC FBO PICUT INDUSTRIES, INC. 401(K) SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	19,909	14.09%
CLASS R6	MG TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	228,290	6.07%
CLASS R6	VOYA RETIREMENT INS AND ANNUITY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	378,874	10.07%
CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	418,302	11.11%
CLASS R6	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	577,574	15.35%
CLASS R6	MID ATLANTIC TRUST CO FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	883,457	23.47%

Table 2. Except as set forth below, to the knowledge of the applicable Fund, as of April 30, 2019, no person is a beneficial owner of 25% or more of a Fund and therefore a “control person” of the Fund under the 1940 Act.

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of April 30, 2019
		Shareholder Shares	Percent of Fund
AFFILIATED	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	117,963,571	27.80%
BOND DEBENTURE	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	449,535,090	26.43%
CALIBRATED DIVIDEND GROWTH	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	81,248,448	51.86%
CORE FIXED INCOME	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	55,599,708	51.83%
CORE PLUS BOND	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	1,381,823	44.73%
CORPORATE BOND	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	545,503	81.29%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of April 30, 2019
		Shareholder Shares	Percent of Fund
EMERGING MARKETS BOND	MULTI-ASSET INCOME 90 HUDSON ST JERSEY CITY NJ 07302-3900	13,484,55	38.15%
EMERGING MARKETS BOND	MULTI-ASSET BALANCED OPPORTUNITY 90 HUDSON ST JERSEY CITY NJ 07302-3900 WEEHAWKEN NJ 07086-6761	15,344,284	43.41%
EMERGING MARKETS CORP	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	700,852	25.35%
FOCUSED GROWTH	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	133,333	32.77%
FOCUSED SMALL CAP VALUE	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	3,521,105	76.74%
FUNDAMENTAL EQUITY	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	56,577,594	27.35%
GLOBAL BOND FUND	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	1,027,314	98.50%
GLOBAL EQUITY RESEARCH	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	332,005	47.74%
GLOBAL SELECT EQUITY FUND	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	134,156	77.76%
MULTI-ASSET INCOME	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	287,083,774	35.63%
INTERNATIONAL OPPORTUNITIES	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	11,956,624	29.75%
INTERNATIONAL VALUE	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	33,782,971	34.35%
MICRO CAP GROWTH	ALPHA STRATEGY 90 HUDSON ST JERSEY CITY NJ 07302-3900	5,915,085	66.25%
MULTI-ASSET BALANCED OPPORTUNITY	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	67,492,713	50.91%
MULTI-ASSET GLOBAL OPPORTUNITY	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,612,983	35.57%
MULTI-ASSET GROWTH	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	26,760,588	42.78%
NATIONAL TAX FREE	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	71,151,427	33.46%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of April 30, 2019
		Shareholder Shares	Percent of Fund
BOND DEBENTURE PORTFOLIO	PROTECTIVE LIFE INSURANCE CO INVESTMENT PRODUCTS SERVICES VARIABLE ANNUITY SEPARATE ACCT PO BOX 2606 BIRMINGHAM AL 35202-2606	51,375,071	53.73%
CALIBRATED DIVIDEND GROWTH PORTFOLIO	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	6,919,011	60.53%
DEVELOPING GROWTH PORTFOLIO	PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	724,404	33.42%
FUNDAMENTAL EQUITY PORTFOLIO	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606 HOUSTON TX 77019-2107	13,839,514	65.74%
GROWTH AND INCOME PORTFOLIO	AIG SUNAMERICA LIFE ASSURANCE 2727A ALLEN PKWY # 4-D1 HOUSTON TX 77019-2107	7,485,437	43.87%
GROWTH OPPORTUNITIES PORTFOLIO	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	6,577,626	66.85%
INTERNATIONAL OPPORTUNITIES PORTFOLIO	PROTECTIVE LIFE INSURANCE CO PO BOX 2606 BIRMINGHAM AL 35202-2606	3,231,318	52.53%
MID CAP STOCK PORTFOLIO	VOYA RETIREMENT INS AND ANNUITY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	3,564,159	29.61%
MID CAP STOCK PORTFOLIO	AIG SUNAMERICA LIFE ASSURANCE 2727A ALLEN PKWY # 4-D1 HOUSTON TX 77019-2107	3,333,990	27.70%
SHORT DURATION INCOME PORTFOLIO	LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3518	2,411,462	41.77%
TOTAL RETURN PORTFOLIO	PACIFIC LIFE INSURANCE COMPANY SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	17,750,719	50.12%
SHORT DURATION CORE BOND	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	681,709	36.04%
SHORT DURATION CORE BOND	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	495,273	26.18%
SHORT DURATION TAX FREE	MLPF&S 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22,439,286	25.82%
TOTAL RETURN	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	129,869,249	34.78%
ULTRA SHORT BOND	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	415,983,139	25.45%

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned as of April 30, 2019
		Shareholder Shares	Percent of Fund
VALUE OPPORTUNITIES PORTFOLIO	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	35,884,471	30.37%

Appendix M: Fees Paid to the Funds’ Independent Registered Public Accounting Firm

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table and certain other information.

Fund	Fiscal Year Ended	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	Total Fees for Services Provided to Fund	All Other Fees(4)
Affiliated	10/31/17	$55,600	$0	$7,961	$63,561	$0
	10/31/18	$55,600	$0	$4,895	$60,495	$0
Bond Debenture	12/31/17	$76,800	$0	$12,035	$88,835	$0
	12/31/18	$76,800	$0	$7,335	$84,135	$0
Developing Growth	7/31/17	$44,000	$0	$7,769	$51,769	$0
	7/31/18	$44,000	$0	$4,765	$48,765	$0
Equity Trust	7/31/17	$75,200	$0	$15,539	$90,739	$0
	7/31/18	$75,200	$0	$9,531	$84,731	$0
Global Fund	12/31/17	$183,100	$0	$41,910	$225,010	$0
	12/31/18	$170,400	$0	$25,616	$196,016	$0
Investment Trust	11/30/17	$863,700	$0	$169,786	$1,033,486	$0
	11/30/18	$838,800	$0	$103,750	$917,650	$0
Mid Cap Stock	12/31/17	$40,100	$0	$7,961	$48,061	$0
	12/31/18	$40,100	$0	$4,895	$44,995	$0
Municipal Income Fund	9/30/17	$361,100	$0	$57,936	$419,036	$0
	9/30/18	$361,100	$0	$35,868	$396,968	$0
Research Fund	11/30/17	$123,800	$0	$25,797	$149,597	$0
	11/30/18	$123,800	$0	$15,841	$139,641	$0
Securities Trust	10/31/17	$410,600	$0	$95,909	$506,509	$0
	10/31/18	$435,600	$0	$66,049	$501,649	$0
Series Fund	12/31/17	$464,200	$0	$123,348	$587,548	$0
	12/31/18	$464,200	$0	$70,814	$535,014	$0
U.S. Government Money Market	6/30/17	$31,500	$0	$4,672	$36,172	$0
	6/30/18	$31,500	$0	$2,935	$34,435	$0

(1)	Consists of fees for audits of the Funds’ annual financial statements.

(2)	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(3)

Consist of fees for tax compliance and tax reporting. Fees for the past two fiscal years consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC.

(4)	Consists of any fees for services provided for each Fund not included in the previous columns.

The Audit Committee has approved 100% of the services listed in the table above. The aggregate non-audit fees billed by D&T for services rendered to the Funds are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by D&T for services rendered to Lord Abbett for the past two fiscal years were:

Fiscal Year End:	Non-Audit Fees(1)
June 30, 2017	$5,738
July 31, 2017	$17,213
September 30, 2017	$51,639
October 31, 2017	$63,115
November 30, 2017	$109,016
December 31, 2017	$103,279
June 30, 2018	$5,820
July 31, 2018	$17,459
September 30, 2018	$52,377
October 31, 2018	$69,836
November 30, 2018	$104,754
December 31, 2018	$104,754

(1)

Consists of fees for Independent Service Auditor’s Report on Controls Placed in Operation and Test of Operating Effectiveness related to Lord Abbett’s Asset Management Services and Global Investment Performance Standards (GIPS®) Verification.

Other than the fees discussed above as well as the fees related to audit, audit-related, and tax service, D&T did not bill any fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the past two fiscal years.

The Funds’ Audit Committees have adopted policies and procedures that generally provide that the Funds’ Audit Committees must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Each Fund’s Audit Committee has approved all (100%) of the services listed in the table above. Each Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval to the Audit Committees at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committees. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committees. The Funds’ Audit Committees have considered the provision of non-audit services rendered to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund and have determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Directors/Trustees of each Fund comprising the Lord Abbett Family of Funds1 shall be composed of not less than two members of the Board who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, each of whom is able to read and understand financial statements. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee or another committee of the Board, or a member of the Board, or be an affiliated person of the Fund other than in his or her capacity as a member of the Board. The Board annually shall designate the members, including the Chair, of the Audit Committee.

The Audit Committee shall provide assistance to the Board in fulfilling its responsibilities to the shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Audit Committee, the independent accountants, and the financial and executive management of the Fund, including those officers of the Fund who are members or employees of Lord, Abbett & Co. LLC (“Management”).

In carrying out these responsibilities, the Audit Committee shall meet four times a year, with additional meetings being held as deemed appropriate by the Audit Committee Chair, and perform the following functions:

1.

Be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (the “independent accountants”) (including resolution of disagreements between Management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing audit report or related work. The public accounting firm shall report directly to the Audit Committee.

2.

Evaluate the independence of the public accounting firm employed by the Fund, including evaluating whether the firm provides audit services or non-audit services to Lord, Abbett & Co. LLC or non-audit services to the

[1]

The Boards of Directors/Trustees and their Audit Committees collectively are referred to herein as the “Board” and the “Audit Committee,” respectively, and the Lord Abbett Family of Funds are referred to as the “Funds” or “Fund,” as the context requires.

Fund or other Lord Abbett Funds, and to receive the independent accountants’ specific representations as to its independence.

3.

Meet with the independent accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, meet and review with the independent accountants and Management, as necessary:

a.	The independent accountants’ report on the Fund’s financial statements

b.	Any significant changes required in the public accounting firm’s audit plan;

c.	Any serious difficulties or disputes with Management encountered during the course of the audit; and

d.

Any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards, including applicable standards adopted by the Public Company Accounting Oversight Board, and as required under Section 204 of the Sarbanes-Oxley Act of 2002, as amended, and the rules adopted by the U.S. Securities and Exchange Commission thereunder.

4.

Review with the independent accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent accountants.

5.

Periodically, review with the independent accountants the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto and any significant changes to those policies, to determine that the independent accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders.

6.

At least annually, provide sufficient opportunity for the independent accountants to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings is the independent accountants’ evaluation of Management’s financial and accounting personnel and the cooperation that the independent accountants received during the course of its audit.

7.	At least annually, meet, without representatives of the independent accountants present, to evaluate the performance of the independent accountants.

8.

Receive, retain, and consider complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and submissions by employees of the Fund or of Lord, Abbett & Co. LLC of concerns regarding questionable accounting or auditing matters. In considering such complaints or submissions, the Audit Committee shall consult with counsel and with such other experts as it deems necessary and shall treat such complaints or submissions confidentially, to the extent consistent with the best interests of the related Fund and it shareholders.

9.	Investigate improprieties or suspected improprieties in Fund operations.

10.	Recommend to the Board the adoption of, and any amendments to, a Code of Ethics for senior financial officers of the Fund as required by Section 406 of the Sarbanes-Oxley Act of 2002.

11.	Review the reports of the Pricing Committee describing all pricing and liquidity determinations in accordance with the Fund’s Pricing/Valuation and Liquidity Procedures.

12.

Review reports regarding “as of” transactions in shares of the Fund’s capital stock. Review violations of the Funds’ Code of Ethics and determine whether to recommend to Management any change in the action Management implemented.

13.	With the General Counsel of Lord, Abbett & Co. LLC, consider requests for exemption from the Fund’s Code of Ethics.

14.	To act as the Fund’s Qualified Legal Compliance Committee under 17 CFR Part 205.

15.	Summarize proceedings of all meetings of the Audit Committee at meetings of the Board of the Fund.

16.	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties.

17.	Consider such other matters as may be from time to time referred to it by the Board of the Fund.

The responsibilities and powers of the Audit Committee shall be construed and limited by the recognition of the following general principles:

•	Management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal control; and

•	The independent accountants have the primary responsibility to plan and implement a proper audit, including consideration of the Funds’ accounting, reporting, and internal control practices.

Therefore, the authority and responsibilities set forth in this Charter recognize that members of the Audit Committee are not acting as accountants or auditors and this Charter does not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent accountants’ report.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible so that it can best react to changing conditions and environments and to assist the Board with its oversight responsibilities of the Fund’s accounting and reporting practices. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties, and to provide for appropriate funding for payment of compensation to the registered public accounting firm employed by the Fund for the purpose of rendering or issuing audit reports and to any advisers employed by the Audit Committee.

Approved: November 2, 2016

Appendix N: Nominating and Governance Committee Charter

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
of each
Lord Abbett Fund

The Nominating and Governance Committee shall be composed of all of the Directors or Trustees (“Directors”) who are not “interested persons” of the Fund. The Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Board Nominations and Functions

1.

In keeping with the requirements of Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1, 17g-1, and 18f-3 under the Investment Company Act of 1940, the Committee shall make nominations for independent director membership on the Board of Directors. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence, such as business, financial, or family relationships with managers or service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the Board of Directors.

3.

The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review director compensation and shall recommend any appropriate changes to the level or form of such compensation to the independent directors as a group.

Committee Nominations and Functions

5.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

6.

The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

7.	The Committee shall monitor the performance of independent legal counsel employed by the independent directors as defined in Rule 0-1 under the

N-1

Investment Company Act, and shall be responsible for the supervision of counsel.

8.

The Committee shall receive reports of Covered Persons and of Lord Abbett’s General Counsel under the Fund’s Sarbanes-Oxley Code of Ethics, consider what action to take in the event of a violation of such Code, and consider requests for waivers under such Code.

9.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

10.	The Committee shall consider such other matters as may be from time to time referred to it by the Board of Directors.

As revised October 23, 2003.

N-2

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 90 Hudson Street Jersey City, NJ 07302 On August 26, 2019

Please detach at perforation before mailing.

PROXY	LORD ABBETT FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2019

This proxy is solicited on behalf of the Board of Directors/Trustees of Lord Abbett Family of Funds.

The undersigned hereby appoints Douglas B. Sieg, Lawrence B. Stoller and John T. Fitzgerald, and any of them, as proxies for the undersigned, with full power of substitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Funds, held of record by the undersigned on June 24, 2019 at the Joint Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, NJ 07302, on August 26, 2019 at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to the shares being voted at the Meeting heretofore given by the undersigned. Please sign and date the reverse side. You may also vote in person by attending the joint special meeting of shareholders at 90 Hudson Street, Jersey City, NJ 07302 on August 26, 2019 at 9:00 a.m.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any continuations, adjournments, postponements or reschedulings thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LAB_30261_053119

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to Be Held on August 26, 2019.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lab-30261

IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE BOARD OF DIRECTORS/TRUSTEES OF THE LORD ABBETT FAMILY OF FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL

1.	Election of your Fund’s Board of Directors/Trustees								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Eric C. Fast	02.	Evelyn E. Guernsey	03.	Julia A. Hill	04.	Kathleen M. Lutilo	☐	☐	☐
	05.	James M. McTaggart	06.	Charles O. Prince	07.	Karla M. Rabusch	08.	Mark A. Schmid
	09.	Douglas B. Sieg	10.	James L.L. Tullis

	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided._________________________________________________________________________

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANYOTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	LAB1 30261	M	xxxxxxxx

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 90 Hudson Street Jersey City, NJ 07302 On August 26, 2019

Please detach at perforation before mailing.

PROXY	LORD ABBETT FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2019

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the above-named fund.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed. The undersigned acknowledges receipt of the Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company may vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LAB_30261_053119_VI

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to Be Held on August 26, 2019.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lab-30261

IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal	THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE BOARD OF DIRECTORS/TRUSTEES OF THE LORD ABBETT FAMILY OF FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL

1.	Election of your Fund’s Board of Directors/Trustees								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Eric C. Fast	02.	Evelyn E. Guernsey	03.	Julia A. Hill	04.	Kathleen M. Lutilo	☐	☐	☐
	05.	James M. McTaggart	06.	Charles O. Prince	07.	Karla M. Rabusch	08.	Mark A. Schmid
	09.	Douglas B. Sieg	10.	James L.L. Tullis

	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided._________________________________________________________________________

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANYOTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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